As filed with the Securities and Exchange Commission on September 7, 2010

Securities Act File No. 333-_____

Investment Company Act File No. 811-22471

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[✓]

Pre-Effective Amendment No. __	[ ]

Post-Effective Amendment No. __	[ ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[✓]

Amendment No. __	[ ]

BUTTONWOOD LIFE SETTLEMENT FUND

(Exact Name of Registrant as Specified in Charter)

716 East Greenville Street

Anderson, South Carolina  29621

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  (864) 642-1492

David C. Dameron

Buttonwood Advisors, LLC

98 Mill Plain Road

Danbury, Connecticut  06811

(Name and Address of Agent for Service)

Copies of all communications to:

Carol A. Gehl

Godfrey & Kahn, S.C.

780 North Water Street

Milwaukee, Wisconsin  53202

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box….[✓]

It is proposed that this filing will become effective (check appropriate box):

[   ] when declared effective pursuant to Section 8(c)

The following boxes should only be included and completed if the registrant is a registered closed-end management investment company or business development company which makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act and is making this filing in accordance with Rule 486 under the Securities Act.

[   ] immediately upon filing pursuant to paragraph (b)

[   ] on (date) pursuant to paragraph (b)

[   ] 60 days after filing pursuant to paragraph (a)

[   ] on (date) pursuant to paragraph (a)

If appropriate, check the following box:

[   ]

This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

[   ]

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration number of the earlier effective registration statement for the same offering is ____________.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Shares of Beneficial Interest	10,000,000 Shares	$10	$100,000,000	$7,130

______________________

(1) Estimated solely for the purpose of calculating the registration fee, in accordance with Rule 457(o) of the Securities Act of 1933.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed.  These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PROSPECTUS

BUTTONWOOD LIFE SETTLEMENT FUND

Common Shares of Beneficial Interest

____________

Buttonwood Life Settlement Fund (the “Fund”) is a newly-organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company.  The Fund will operate as an interval fund under Rule 23c-3 of the 1940 Act and as such will offer to repurchase between 5% and 25% of its outstanding shares at their net asset value as of or prior to the end of each fiscal quarter.  Buttonwood Advisors, LLC will serve as the Fund’s investment adviser (the “Advisor”).

The Fund’s investment objective is to seek capital appreciation while providing a small to moderate level of current income.  The Fund pursues its investment objective by investing primarily in life insurance policies, including, without limitation, whole, universal, variable universal, term, variable term, survivorship, group, and other types of life insurance policies purchased through life settlement transactions.  There is no assurance that the Fund will achieve its investment objective.

This Prospectus (the “Prospectus”) sets forth concisely the information about the Fund that you should know before deciding whether to invest in the Fund’s shares, and you should retain this Prospectus for future reference.  A Statement of Additional Information dated [●], 2010 (the “SAI”), and other materials containing additional information about the Fund, have been filed with the Securities and Exchange Commission (the “SEC”).  The SAI is incorporated by reference in its entirety into this Prospectus, which means it is considered to be part of this Prospectus.  You may request a free copy of the SAI, the table of contents of which is on page 35 of this Prospectus, and other information filed with the SEC, by calling toll free [●] or by writing to the Fund c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.  The Fund will file annual and semi-annual shareholder reports and other information with the SEC.  To obtain this information or the Fund’s SAI electronically, please visit the Fund’s web site (www.buttonwoodfunds.com) or call toll free [●].  You may also call this number to request additional information or to make other inquiries pertaining to the Fund.  You may also obtain a copy of any information regarding the Fund filed with the SEC from the SEC’s web site (http://www.sec.gov).

The Fund’s shares have no history of public trading, nor is it intended that the shares will be listed on any securities exchange.

Investing in the Fund’s shares involves risks.  See “Risk Factors” on page 15 of this Prospectus.

____________

Total
Total Offering Amount(1)(2)	$100,000,000
Sales Load(3)	7.00%
Proceeds, After Expenses, to the Fund(4)	$92,950,000

______________________________

(1)

The Fund is initially offering up to 10,000,000 shares at an initial net asset value of $10.00 per share, plus a sales load and thereafter, will offer shares for purchase on a continuous basis at a price equal to net asset value next determined after an order is accepted, plus a sales load.

(2)

The minimum initial investment is $5,000 for investors other than individual retirement accounts (“IRAs”) and $1,000 for IRAs (in each case, including a sales load).  Additional purchases must be made in increments of $100 or greater (including a sales load).

(3)

Investments are subject to a sales load assessed at a rate of 7.00%.  See “Plan of Distribution” herein.  The sales load will neither constitute an investment made by the investor nor form part of the assets of the Fund.  The sales load is subject to the applicable limitations imposed by the rules and regulations of the Financial Industry Regulatory Authority, Inc.

(4)

Organizational and offering expenses are not expected to exceed $200,000.  Organizational expenses of approximately $150,000 will be borne by the Advisor.  The net proceeds to the Fund after the imposition of the sales load and payment of the estimated offering expenses of $50,000 would be approximately $92,950,000.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

____________

1792 SECURITIES, LLC

Prospectus dated [●], 2010

(Continued from Cover Page)

Securities Offered.  The Fund is offering to sell, under the terms of this Prospectus, 10,000,000 common shares of beneficial interest (“shares”) through 1792 Securities, LLC (the “Distributor”), the Fund’s principal underwriter.  The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use its best efforts to sell the shares.  Pursuant to the terms of the distribution agreement between the Fund and the Distributor, the Distributor may retain unaffiliated brokers or dealers to act as selling agents (“Selling Agents”) to assist in the distribution of shares.  The Fund reserves the right to withdraw, cancel, suspend or modify the offering of shares at any time.  The Fund is initially offering up to 10,000,000 shares at an initial net asset value of $10 per share, plus a sales load (the “Initial Offering”) and thereafter, will offer shares for purchase on a continuous basis at a price equal to net asset value next determined, plus a sales load.  See “The Offering – Plan of Distribution” herein.  At the close of the Initial Offering, purchase orders received in proper form will be accepted by the Fund and deposited monies will be invested in the Fund (net of the sales load) as of the next business day.  Investors will receive written or electronic confirmation of each transaction and regular reports showing account balances.  A prospective investor may rescind a purchase order for shares at any time prior to the close of the Initial Offering.

Investment Advisor.  Buttonwood Advisors, LLC (the “Advisor”) serves as the Fund’s investment adviser.  The Advisor is a newly-organized South Carolina limited liability company located at 98 Mill Plain Road, Danbury, Connecticut 06811.  For additional information regarding the Advisor, see “Management of the Fund” herein.

Subadvisor.  ALM Advisors, Inc. (the “Subadvisor”) serves as a subadviser to the Fund and manages that portion of the Fund’s portfolio consisting of debt securities.  The Subadvisor is located 300 North Lake Avenue, Suite 420, Pasadena, California 91101.  For additional information regarding the Subadvisor, see “Management of the Fund” herein.

Investment Portfolio.  The Fund pursues its investment objective by investing principally in life insurance policies, including, without limitation, whole, universal, variable universal, term, variable term, survivorship, group, and other types of life insurance policies purchased through life settlement transactions (collectively, “Life Settlement Policies”).  Because the Fund will be required to make ongoing premium payments for the Life Settlement Policies in which it invests and will incur operating and other expenses, the Fund will endeavor, under normal circumstances, to maintain liquid assets sufficient to meet estimated future premium and other expense payments.  Accordingly, a portion of the Fund’s net assets will be comprised of permissible debt securities as determined by the Advisor and/or the Subadvisor in their discretion.  Depending upon a number of factors, a significant portion of the Fund’s net assets may be invested in debt securities at any point in time.

Quarterly Repurchase Offers.  The Fund will operate as an interval fund under Rule 23c-3 of the 1940 Act and as such provides a limited degree of liquidity to shareholders.  The Fund has adopted a fundamental policy that it will make quarterly offers to repurchase between 5% and 25% of its outstanding shares at their net asset value.  Currently, the Fund intends to offer to repurchase 5% of its outstanding shares as of and prior to the end of each fiscal quarter.  However, repurchase offers in excess of 5% of the Fund’s outstanding shares for any particular fiscal quarter is entirely within the discretion of the Fund’s board of trustees and, as a result, there can be no assurance that the Fund will make repurchase offers for amounts in excess of 5% of the Fund’s outstanding shares.  Because the shares are less liquid than shares of funds that trade on a stock exchange, there is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer.  The Fund may not repurchase more than 25% of its outstanding shares in any calendar quarter.  Limited liquidity will be provided to shareholders only through the Fund’s quarterly repurchases.  The Fund intends to complete its first quarterly repurchase offer in [●], 2011.  See “Quarterly Repurchase Offers” herein.

Management Fees.  The Fund will pay the Advisor an annual investment management fee of 1.25% of the Fund’s average daily net assets.  The Advisor compensates the Subadvisor from the investment management fees it receives from the Fund.

ii

You should rely only on the information contained or incorporated by reference in this Prospectus.  The Fund has not authorized anyone to provide you with different or inconsistent information.  The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.  The information contained in this Prospectus is accurate only as of the date of this Prospectus.  The Fund will amend this Prospectus if, during the period this Prospectus is required to be delivered, there are any material changes to the facts stated in this Prospectus subsequent to the date of this Prospectus.

TABLE OF CONTENTS

PROSPECTUS SUMMARY	2
SUMMARY OF FUND EXPENSES	9
THE FUND	9
USE OF PROCEEDS	10
INVESTMENT OBJECTIVE, POLICIES AND STRATEGIES	10
RISK FACTORS	15
FUND PERFORMANCE	22
MANAGEMENT OF THE FUND	22
FEES AND EXPENSES	24
THE OFFERING	25
DESCRIPTION OF CAPITAL STRUCTURE	26
QUARTERLY REPURCHASE OFFERS	27
DETERMINATION OF NET ASSET VALUE	31
REPORTS TO SHAREHOLDERS	33
DISTRIBUTIONS AND TAXES	33
LEGAL COUNSEL	34
ADDITIONAL INFORMATION	35
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	35
PRIVACY NOTICE	36

PROSPECTUS SUMMARY

In making an investment decision, an investor must rely upon the investor’s own examination of Buttonwood Life Settlement Fund (the “Fund”) and the terms of the offering, including the merits and risks involved in acquiring common shares of beneficial interest (“shares”) in the Fund.  This is only a summary of information to consider before investing and this summary is qualified in its entirety by the more detailed information that follows elsewhere in this prospectus (the “Prospectus”).  An investor should review the entire Prospectus and Statement of Additional Information (“SAI”), available upon request, before making a decision to purchase shares of the Fund.

The Fund

The Fund is a newly-organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company.  The Fund will operate as an interval fund under Rule 23c-3 of the 1940 Act.  Buttonwood Advisors, LLC, a newly-organized South Carolina limited liability company that is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”), will serve as the investment adviser of the Fund (the “Advisor”).  David C. Dameron, Managing Member of the Advisor, will serve as the Fund’s portfolio manager (the “Portfolio Manager”).

Investment Objective

The Fund’s investment objective is to seek capital appreciation while providing a small to moderate level of current income.  The Fund pursues its investment objective by investing primarily in life insurance policies, including, without limitation, whole, universal, variable universal, term, variable term, survivorship, group, and other types of life insurance policies purchased through life settlement transactions (collectively, “Life Settlement Policies”).

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in Life Settlement Policies.  While it is anticipated that the Fund will endeavor to purchase complete ownership interests in each Life Settlement Policy in which it invests, the Fund may also purchase partial ownership interests in any particular Life Settlement Policy when the Advisor believes that such a purchase is appropriate.  Under normal circumstances, the Fund’s portfolio of Life Settlement Policies will not have a weighted average years to maturity that is greater than five years.

Because the Fund will be required to make ongoing premium payments for the Life Settlement Policies in which it invests and will incur operating and other expenses, the Fund will endeavor, under normal circumstances, to maintain liquid assets sufficient to meet estimated future premium and other expense payments.  Accordingly, a portion of the Fund’s net assets will be comprised of permissible debt securities as determined by the Advisor and/or the Subadvisor in their discretion.  Depending upon a number of factors, a significant portion of the Fund’s total assets may be invested in permissible debt securities at any point in time.  All permissible debt securities investments, taken together, including cash and shares of money market funds (which are treated as having a maturity of one day), shall, under normal circumstances, have a weighted average remaining maturity of five years or less.

Other Investment Strategies

The Fund may engage in lending its portfolio securities.  Such lending will be fully secured by investment-grade collateral held by the Fund’s custodian.  The Fund may invest up to 20% of its total assets, measured at the time of investment, in a combination of one or more of the following types of investments: loans to borrowers organized outside the U.S. and in U.S. territories and possessions or

Canada; unsecured floating rate loans; notes; floating rate subordinated loans; tranches of floating rate asset-backed securities, including structured notes; and, subject to the limitations of the 1940 Act, other investment companies such as money market funds.  The Fund may also enter into repurchase and reverse repurchase agreements.

Leverage

To seek to increase the yield on Fund shares, the Fund may issue preferred shares.  The Fund may also, from time to time, use leverage though the use of leverage is not expected to constitute a principal investment strategy of the Fund.  The timing and terms of leverage will be determined by the Board in consultation with the Advisor or the Subadvisor.

Preferred Shares

The Fund is authorized to issue an unlimited number of shares of a class of preferred shares of beneficial interest (“preferred shares”) in one or more series.  The Fund’s obligations to holders of any outstanding preferred shares will be senior to its ability to pay dividends on, or repurchase, common shares, or to pay holders of common shares in the event of the Fund’s liquidation.  To date, the Fund has not issued any preferred shares.  The Fund does not anticipate issuing preferred shares during the current fiscal year, but it may consider doing so in the future.

Borrowings

Under the 1940 Act, the Fund may borrow an amount equal to up to 33 1/3% of its total assets (including the proceeds of the borrowings) less all liabilities other than borrowings for investment purposes, to meet requests for repurchases and for liquidity purposes.  The Fund’s obligation to holders of its debt will be senior to its ability to pay dividends on, or repurchase, common shares (and preferred shares, if any), or to pay holders of common shares (and preferred shares, if any) in the event of the Fund’s liquidation.

Temporary Defensive Strategies

In periods when, in the opinion of the Advisor or Subadvisor, a temporary defensive position is appropriate, up to 100% of the Fund’s assets may be held in cash and/or short-term, interest-bearing instruments.  The Fund may not achieve its investment objective when pursuing a temporary defensive strategy.

Management of the Fund

The Fund’s board of trustees (the “Board”) has overall responsibility for the management and supervision of the Fund’s operations.  The Board has delegated responsibility for management of the Fund’s day-to-day operations to the Advisor.  See “Management of the Fund” herein.

Investment Advisor

The Fund’s investment adviser is Buttonwood Advisors, LLC, a newly-organized South Carolina limited liability company located at 98 Mill Plain Road, Danbury, Connecticut 06811.  The Advisor is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  Pursuant to an investment advisory agreement between the Advisor and the Fund (the “Advisory Agreement”), the Advisor is responsible for:  (1) developing and implementing the Fund’s investment program, (2) managing the Fund’s investment portfolio and making all decisions regarding the purchase and sale of investments for the Fund and (3) providing various management and administrative services to the Fund.  The Advisor is entitled to an annual investment advisory fee of 1.25% of the Fund’s average daily net assets.

Subadvisor

ALM Advisors, Inc. (the “Subadvisor”) serves as a subadvisor to the Fund and manages that portion of the Fund’s portfolio consisting of debt securities.  The Subadvisor is located 300 North Lake Avenue, Suite 420, Pasadena, California 91101.  The Subadvisor is registered with the SEC under the Advisers Act.  The Advisor compensates the Subadvisor from the investment advisory fees it receives from the Fund.

The Offering

Shares of the Fund are being offered in an initial offering (the “Initial Offering”) at a net asset value of $10 per share plus a sales load of 7.00%.  The Initial Offering is currently anticipated to terminate on [●], 2010, subject to extension.

After the Initial Offering is closed, shares of the Fund will be offered for purchase on a continuous basis at their net asset value per share, plus a sales load of 7.00% of the amount invested (as described below).  Shares will be issued at the net asset value per share next computed after acceptance of an order to purchase shares.  The Fund’s net asset value per share will be circulated to Selling Agents (defined below) offering shares of the Fund.

The minimum initial investment in the Fund is $5,000 for investors other than individual retirement accounts (“IRAs”) and $1,000 for IRAs (in each case, including a sales load).  Additional purchases must be made in increments of $100 or greater (including a sales load).  The minimum investment requirements may be reduced or waived for investments by personnel of the Advisor, and its affiliates, and members of their immediate families, and as may be determined by the Board.

Shares may only be purchased through the Distributor or a Selling Agent (each as defined below).  The Fund reserves the right to reject, in its sole discretion, any request to purchase shares of the Fund at any time.  The Fund also reserves the right to suspend or terminate the offering of shares at any time. Additional information regarding the share purchase process is set forth under “The Offering – Plan of Distribution” herein.

1792 Securities, LLC, an affiliate of the Advisor, will serve as the Fund’s principal underwriter (the “Distributor”).  The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use its best efforts to sell the shares.  Pursuant to the terms of the distribution agreement between the Fund and the Distributor, the Distributor may retain unaffiliated brokers or dealers to act as selling agents (“Selling Agents”) to assist in the distribution of shares.

Selling Agents are entitled to charge a sales load to each investor on the purchase price of Fund shares.  A shareholder will pay a sales charge of 7.00%.  The sales load is expected to be waived for the Advisor and its affiliates, including its personnel and members of their immediate families.  The sales load will neither constitute an investment made by the investor nor form part of the assets of the Fund.  The Selling Agents’ receipt of the sales load is subject to the applicable limitations imposed by the rules and regulations of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Investor Suitability

An investment in the Fund involves a considerable amount of risk.  It is possible that you will lose money.  An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment.  Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs.

Closed-End Fund Structure; Limited Liquidity

The Fund has been organized as a closed-end management investment company.  Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that shareholders in a closed-end fund, such as the Fund, do not have the right to redeem their shares on a daily basis.  In addition, the Fund has no plans to be listed on any securities exchange, and no secondary market for the shares is expected to develop.  To provide periodic liquidity, the Fund will make quarterly offers to repurchase outstanding shares, although there can be no assurance that the Fund will repurchase all shares that are tendered by a shareholder in connection with any repurchase offer.  Shareholders will not have liquidity between these quarterly repurchase dates.  See “Quarterly Repurchase Offers” herein.

An investment in the Fund is suitable only for shareholders who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment.  See “Risk Factors—Limited Liquidity for Investors” herein.

Quarterly Repurchase Offers

The Fund will operate as an interval fund under Rule 23c-3 of the 1940 Act and as such has adopted a fundamental policy that it will make quarterly offers to repurchase between 5% and 25% of its outstanding shares at their net asset value.  Currently, the Fund intends to offer to repurchase 5% of its outstanding shares as of and prior to the end of each fiscal quarter.  However, repurchase offers in excess of 5% of the Fund’s outstanding shares for any particular fiscal quarter is entirely within the discretion of the Board and, as a result, there can be no assurance that the Fund will make repurchase offers for amounts in excess of 5% of the Fund’s outstanding shares.  Because the shares are less liquid than shares of funds that trade on a stock exchange, there is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer.  If the number of shares tendered for repurchase in any repurchase offer exceeds the number of shares that the Fund has offered to repurchase, the Fund will repurchase shares on a pro-rata basis, and tendering shareholders will not have all of their tendered shares repurchased by the Fund.  See “Quarterly Repurchase Offers” herein.

Summary of Principal Risks

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment.  Therefore, before investing, you should carefully consider the following risks.  For a complete discussion of the Fund’s risks, see “Risk Factors” herein.

No Operating History.  The Fund is a closed-end investment company with no history of operations.  It is designed for long-term investors and not as a trading vehicle.  During the Fund’s start-up period, the Fund may not achieve its desired portfolio composition.  If the Fund commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objective.

No Operating History of the Advisor.  The Advisor is a newly-formed South Carolina limited liability company with no history of operations.

Management Risk.  The Advisor’s investment strategies for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Life Settlement Policy Risk.  The primary risk and determinant of return on investments in Life Settlement Policies is time.  The Fund will not receive a cash return on investment until the Life Settlement Policies in which it owns interests have matured, that is to say the insured has died and the life insurance company has paid out the death benefit.  The longer the insured lives, the lower the rate of return on the related Life Settlement Policy will be.  In addition, a variety of operational and regulatory challenges exist that may impair or invalidate a Life Settlement Policy, which in turn can negatively impact the Fund’s NAV.  Because of the limited secondary market for Life Settlement Policies, the Fund may be limited in its ability to sell policies in its portfolio in a timely fashion and/or at a favorable price.

Interest Rate Risk.  Changes in short-term market interest rates will affect the yield on the Fund’s shares.  If short-term market interest rates fall, the yield on the Fund’s shares will also fall.  To the extent that the interest rate spreads on debt securities in the Fund’s portfolio experience a general decline, the yield on the Fund’s shares will fall, and the value of the Fund’s assets may decrease, which will cause the Fund’s NAV to decrease.  Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag.

Leverage.  The Fund’s use of leverage through borrowings or the issuance of preferred shares can adversely affect the yield on the Fund’s common shares.  To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets that pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common shares will decrease.  In addition, in the event of a decline in the value of assets such as those in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.

Limited Liquidity for Investors.  The Fund does not repurchase or redeem its shares on a daily basis, and no market for the Fund’s shares is expected to exist or develop.  To provide a measure of liquidity, the Fund expects to make quarterly offers to repurchase between 5% and 25% of its outstanding shares.  If more shares are tendered than the Fund offers to repurchase, investors may not be able to completely liquidate their holdings in any one quarter.  Shareholders also will not have liquidity between these quarterly repurchase dates.  See “Quarterly Repurchase Offers” herein.

Temporary Defensive Strategies.  In periods when, in the opinion of the Advisor or the Subadvisor a temporary defensive position is appropriate, up to 100% of the Fund’s assets may be held in cash and/or short-term, interest-bearing instruments.  The Fund may not achieve its investment objective when pursuing a temporary defensive strategy.

Specific Risks Related to Life Settlement Policies.

Rate of Return Risks.  The rate of return on a Life Settlement Policy cannot be calculated before the insured dies.  The longer the insured lives, the lower the rate of return on the related Life Settlement Policy will be.

Inability to Predict with 100% Certainty the Life Expectancy of an Insured.  Any estimate of life expectancy is based upon medical and actuarial data, and no one can predict with certainty when a particular insured will die.

Inaccurate Estimation Risks.  Unanticipated delays in the collection of a substantial number of Life Settlement Policies, caused by underestimating an insured’s life expectancy, could have a material adverse effect on the Fund’s financial results, which, in turn, may have a material adverse effect on the Fund’s ability to make distributions to its shareholders.

Group Life Insurance Policy Risks.  A group life insurance policy insures the lives of members of a specific group of people, usually the employees of an employer.  A risk for purchasing group life insurance policies is that such policies can be terminated by the group or by the related insurance company.

Inability to Make Premium Payments.  If the Fund is unable to make premium payments on a Life Settlement Policy due to liquidity issues or for any other reason, the Life Settlement Policy will lapse, and the Fund will lose its ownership interest in the policy.

Privacy Law Risks.  Privacy laws may limit the information available to the Advisor about insureds.  Incomplete or inaccurate information regarding an insured can cause the Fund to hold a Life Insurance Policy at a different carrying value than would have been the case had the medical information been known to the Advisor.

Volatility of the Life Settlement Policies Market.  The Life Settlement Policies market has experienced substantial growth, which may affect the availability of Life Settlement Policies.  The market for the purchase of life insurance policies is highly competitive.  There are few substantial barriers to prevent new competitors from entering this market.  The Advisor expects to face competition from existing competitors and new market entrants in the future.  As a result, the Advisor may not be able to acquire Life Settlement Policies on behalf of the Fund on a commercially viable basis.

Government Regulation.  The market for Life Settlement Policies may be subject to new government regulation that may impact the ability to purchase Life Settlement policies.

Refusal to Pay Benefits on Certain Policies.  Insurers may refuse to pay benefits on certain life insurance policies on the basis that there was no “insurable interest” on the part of the purchaser of a life insurance policy at the time such policy was issued.

Creditworthiness of the Issuing Life Insurance Company.  If an issuing life insurance company were to cease business operations and there were insufficient amounts in the applicable state insurance guarantee fund to make payments in respect of any Life Settlement Policies issued by such insurance company, the ability of the Fund to make distributions to its shareholders could be materially and adversely affected.

Contestability of Life Settlement Policies.  Life Settlement Policies may be subject to contest by the issuing life insurance company.  If the insurance company successfully contests a policy, the policy will be rescinded and declared void.

Delays in Payment and Non-Payment of the Proceeds of Life Settlement Policies.  Any delays in collecting a substantial amount of the proceeds of Life Settlement Policies could have a material adverse effect on the Fund’s returns and, therefore, on its ability to make distributions to shareholders.

Missing Insureds.  The Fund could incur substantial unplanned expenses in locating a missing insured and could experience substantial delays in collecting death benefits, which would affect the value of the Life Settlement Policies.

Specific Risks Related to Debt Securities.

Call Risks.  If the debt securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield.

Credit Risks.  Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due.  If an issuer defaults, the Fund may lose money.

Government Obligations Risks.  No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law.  As a result, there is risk that these entities will default on a financial obligation.

Liquidity Risks.  Trading opportunities are more limited for fixed income securities that have not received any credit rating, have received ratings below investment grade or are not widely held.  These features may make it more difficult to sell or buy a security at a favorable price or time.

Asset-Backed Securities Risks.  Asset-backed securities are subject to interest rate risk.  Modest movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of these securities.  When interest rates fall, asset-backed securities may be subject to prepayment risk.  When interest rates rise, certain types of asset-backed securities are subject to extension risk.  Asset-backed securities can also be subject to the risk of default on the underlying assets.

Shares of Other Investment Companies Risk.  You will indirectly bear fees and expenses charged by the underlying funds in which the Fund may invest in addition to the Fund’s direct fees and expenses and, as a result, your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying fund shares.

Non-Diversified Status.  The Fund is a “non-diversified” investment company under the 1940 Act and will not be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  Thus, there are no percentage limitations imposed by the 1940 Act or the Code on the portion of the Fund’s assets that may be invested in the securities of any one issuer.  The Fund’s portfolio may therefore be subject to greater risk than the portfolio of a similar fund that diversifies its investments.

Tax Status.  The Fund will not qualify to be taxed as a RIC under Subchapter M of the Code and instead will be taxed as a corporation under Subchapter C of the Code (a “C corporation”).  A C corporation does not qualify for the special tax treatment accorded a RIC, which generally permits RICs to avoid entity level taxes.  Instead, a C corporation is taxed (at the standard federal corporate income tax rate, currently up to 35%, plus any applicable state or local taxes) to the extent of its income and net capital gains, if any.

Tax Considerations

The Fund is taxed as a C corporation and is therefore subject to corporate-level federal income tax on all of its income at regular corporate income tax rates (current maximum of 35%).  Accordingly, the Fund will be subject to federal corporate income taxes on the full amount of its net taxable income and gains.  Although most investment companies elect to be treated as a RIC under Subchapter M of the Code and do not generally pay entity level incomes taxes, the Fund is not eligible under current law to elect tax treatment as a RIC because of its investments in Life Settlement Policies.  As a result, the Fund will not obtain the advantages of the elimination (or, in some cases, reduced rate) of entity-level taxation applicable to RICs.  If the Fund makes any distributions to its shareholders, such distributions would be taxable to the shareholders as set forth in “Distributions and Taxes” herein.

SUMMARY OF FUND EXPENSES

The following table illustrates the expenses and fees of the Fund:

Shareholder Transaction Expenses

Sales Load (as a percentage of offering price) (1)	7.00%
Redemption Fee (2)	2.00%

Annual Expenses (as a percentage of net assets attributable to Fund shares)

Management Fees	1.25%
Distribution (12b-1) Fees	0.25%
Other Expenses (3)	1.00%
Total Annual Expenses	2.50%

____________________________

(1)

Initial and additional investments are subject to a sales load assessed at a rate of 7.00%.  See “The Offering - Plan of Distribution” herein.

(2)

A redemption fee of 2.00% will be imposed on repurchased Fund shares held less than one full calendar quarter.

(3)

“Other expenses” are estimated based on net assets of the Fund of $50,000,000 and on estimated amounts for the Fund’s first full fiscal year.  Such expenses include estimated expenses associated with the Fund’s continuous offering, shareholder servicing, administration and accounting fees, and expenses associated with the Fund’s investments in Life Settlement Policies.

The purpose of the above table is to help Fund shareholders understand the fees and expenses that such shareholder would bear directly or indirectly.

Example

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment in Fund shares.  It assumes your investment has a 5.00% return each year, that all Fund distributions are reinvested and that the estimated “Other Expenses” set forth in the Fund Expenses table above remain the same each year:

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.00% annual return and a sales load of 7.00%:	$935	$1,424	$1,937	$3,337

The example should not be considered a representation of actual future expenses.  Actual expenses may be greater or less than those shown in the example.

THE FUND

The Fund is registered under the 1940 Act as a non-diversified, closed-end management investment company and will operate as an interval fund under Rule 23c-3 of the 1940 Act.  The Fund was organized as a Delaware statutory trust on June 15, 2010 and has no operating history.  The Fund’s principal office is located at 98 Mill Plain Road, Danbury, Connecticut 06811.  The Advisor, Buttonwood Advisors, LLC, a newly-organized South Carolina limited liability company that is registered as an investment adviser with the SEC, will serve as the investment adviser of the Fund.  David C. Dameron, Managing Member of the Advisor, will serve as the Fund’s Portfolio Manager.  Responsibility for the overall management and supervision of the operations of the Fund is vested in the individuals who serve on the Board.

USE OF PROCEEDS

The proceeds of the initial offering and any continuous offering, excluding the amount of any sales load paid by shareholders and net of the Fund’s ongoing fees and expenses, will be invested in accordance with the Fund’s investment strategies as soon as practicable after the closing date of the initial offering period or, in the case of a continuous offering, as soon as practicable or at such other times as may be determined by the Board.

INVESTMENT OBJECTIVE, POLICIES AND STRATEGIES

Investment Objective

The Fund’s investment objective is to seek capital appreciation while providing a small to moderate level of current income.  No assurances can be given that the Fund will achieve its investment objective or that shareholders will not lose money.

The Fund’s investment objective is fundamental and may not be changed without the approval of shareholders.  However, except as otherwise stated in this Prospectus or in the SAI, the investment policies and restrictions of the Fund are not fundamental and may be changed by the Board without a vote of shareholders.  The Fund’s fundamental investment policies and restrictions are set forth in the SAI.  The Fund’s principal investment strategies are discussed below.  The Fund may change any investment policy or strategy that is not fundamental if the Board believes doing so would be consistent with the Fund’s investment objective.

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in Life Settlement Policies.  A “life settlement” is the transfer of the beneficial interest in a life insurance policy by the underlying insured person to a third party (in this case, the Fund).  The life insurance policy owner transfers their policy at a discount to its face value (i.e., the payment amount set forth in the life insurance policy that is payable on the death of the insured or upon maturity of the policy) in return for an immediate cash settlement.  The purchaser of the policy is then responsible for premiums payable on the policy and will be entitled to receive the full face value from the insurance company upon maturation (i.e., upon the death of the insured).  While it is anticipated that the Fund will endeavor to purchase complete ownership interests in each Life Settlement Policy in which it invests, the Fund may also purchase partial ownership interests in any particular Life Settlement Policy when the Advisor believes that such a purchase is appropriate.

Under normal circumstances, the Advisor will only purchase Life Settlement Policies (or fractional interests in Life Settlement Policies, if applicable) where the issuing insurance company is rated B+ or better for financial stability by A.M. Best Company (or a rating of similar quality or better if rated by a different nationally recognized statistical ratings organization such as Standard & Poor’s Rating Service, Moody’s Investors Service, Inc. or Fitch Ratings).  As well, the Advisor will generally select only Life Settlement Policies within the life settlement marketplace that are considered “Senior Life Settlements.”  Senior Life Settlements are policies where the insured is generally over the age of 75.

The Advisor will perform a diligent review of Life Settlement Policies including, but not limited to:  confirmation that the policy is past its contestability period; that the policy was issued after a full medical evaluation of the insured; that the Fund will be able to obtain unencumbered ownership of the policy (for example, that the policy is not pledged as collateral nor are there loans outstanding on the policy); that the current medical condition of the insured is available; and generally that a family medical history – in particular of the parents of the insured – is available.

The Advisor will then have a life expectancy evaluation of the insured performed by one or more independent life evaluation expectancy firms, in addition to the Advisor’s own evaluation.  The life expectancy of the insureds covered by the Life Settlement Policies held by the Fund is expected to range from 2 to 10 years and the weighted average life expectancy of the Life Settlement Policies in the Fund will not exceed five years.  The Advisor will then take into consideration a number of economic factors with respect to the purchase of the Life Settlement Policy including the existence of any cash value in the policy, the face amount/death benefit of the policy, estimated future premium payment liability and a discounted prevent value of the policy based on an acceptable target internal rate of return.

The Advisor will strive to purchase Life Settlement Policies from multiple insurance companies in an effort to mitigate risk to the Fund due to deterioration in the claims paying ability of any particular insurance company.

As additional effort to mitigate risk to the investor, the Advisor will also set aside an amount of cash and high grade debt instruments to pay the anticipated future policy premium liabilities of the policies through their estimated life expectancies.  For a full discussion of these investments, see the discussion regarding “Permissible Debt Securities,” below.  It is the objective of the Advisor to have income from and maturity of these investments to provide liquidity to the Fund to meet estimated future premium liabilities, costs associated with the management of the Fund and to help meet shareholder redemptions.

The returns from Life Settlement Policies are generally not correlated with other investment markets and, as a result, the Advisor believes Life Settlement Policies are an attractive investment option.  The Advisor also believes that the size of the market for Life Settlement Policies has the potential to increase in future years.

Under normal circumstances, the Fund’s portfolio of Life Settlement Policies will not have a weighted average years to maturity that is greater than five years.  This is a time of purchase calculation and changes to policy maturity estimates, early maturities (when the insured has died and the life insurance company has paid out the death benefit), sales by the Fund of existing shorter-duration policies, or other non-purchase events, which may lengthen the weighted average years to maturity, will not cause the Fund to violate this provision or require the Fund to sell any policy.

Because the Fund will be required to make ongoing premium payments for the Life Settlement Policies in which it invests and will incur operating and other expenses, the Fund will endeavor, under normal circumstances, to maintain liquid assets sufficient to meet estimated future premium and other expense payments.  Accordingly, a portion of the Fund’s net assets will be comprised of debt securities (“Permissible Debt Securities”).  Depending upon a number of factors, including valuation changes relating to Life Settlement Policies, increased life expectancies requiring increased premium reserves, anticipated shareholder distributions, and potentially other circumstances which may create additional liquidity needs, up to 100% of the Fund’s total assets may be invested in Permissible Debt Securities at any point in time.

All Permissible Debt Securities, taken together, including cash and shares of money market funds (which are treated as having a maturity of one day), will, under normal circumstances, have a weighted average remaining maturity of five years or less.  Bonds with interest rates that are re-settable are treated as having a maturity equal to the frequency at which their interest rates are reset.

“Permissible Debt Securities” include cash and the following instruments:

(1)     demand and time deposits in, certificate of deposit of, or banker’s acceptances issued by, any depository institution or trust company incorporated under the laws of the United States or any state thereof, which depository institution or trust company is subject to supervision and examination by

United States federal or state authorities and at the time of investment or contractual commitment providing for investment have a long-term unsecured credit rating of “Aaa” or “Aa” by Moody’s Investors Service, Inc. (“Moody’s) or “AAA” or “AA” by Standard & Poor’s Rating Service (“S&P”), or a short-term unsecured debt credit rating of “P-1” or “P-2” by Moody’s and “A-1+” or “A-1” by S&P or, if unrated, are determined by the Advisor or the Subadvisor to be of similar quality;

(2)     registered debt obligations of the United States or registered debt obligations, the timely payment of principal and interest on which is fully and expressly guaranteed by the United States or any agency or instrumentality of the United States or the obligations of which are expressly backed by the full faith and credit of the United States;

(3)      registered debt obligations issued by the Federal Home Loan Banks (including their consolidated obligations issued through the Office of Finance of the Federal Home Loan Bank System), the Federal National Mortgage Association (“Fannie Mae”), the SLM Corporation (“Sallie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal Farm Credit Banks or the Government National Mortgage Association (“Ginnie Mae”);

(4)     registered debt securities bearing interest issued by any company incorporated under the laws of the United States, or any state thereof (“Corporate Debt Securities”), having at the time of investment a long-term unsecured debt rating of at least “Aa2” from Moody’s or “AA” from S&P, provided that:  (a) if the unrated, they are determined by the Advisor or the Subadvisor to be of similar quality; and (b) at the discretion of the Advisor and/or the Subadvisor, up to five percent (5%) of the Fund’s net assets in Permissible Debt Securities may include Corporate Debt Securities rated below the above stated thresholds, but in no event shall they be rated below “Baa3” from Moody’s or “BBB-” from S&P or, if unrated, they are determined by the Advisor or the Subadvisor to be of similar quality.

(5)     guaranteed investment contracts (“GICs”) issued by any corporation incorporated under the laws of the United States, or any state thereof, having at the time of investment a long-term unsecured debt rating of “Aaa” or “Aa” from Moody’s or “AAA” or “AA” from S&P or, if unrated, are determined by the Advisor or the Subadvisor to be of similar quality;

(6)     commercial paper issued by any corporation incorporated under the laws of the United States, or any state thereof, with a maturity of not more than 183 days from the date of issuance and having at the time of investment an unsecured debt credit rating of “P-1” or “P-2” by Moody’s or “A-1+” or “A-1” by S&P or, if unrated, are determined by the Advisor or the Subadvisor to be of similar quality;

(7)     registered, interest-bearing debt securities issued by the European Investment Bank, the International Bank of Reconstruction and Development or the Inter-American Development Bank; and

(8)      shares issued by money market funds.

All Permissible Debt Securities, taken together, including cash and shares of money market funds, must have a weighted average remaining maturity of five years or less.  Bonds with interest rates that are re-settable are treated as having a maturity equal to the frequency at which their interest rates are re-set.  For example, if the Fund’s only holdings of Permissible Debt Securities were two bonds, one of which was a five-year fixed-rate bond with 27 months remaining to maturity and the other was a three-year bond with a floating interest rate re-settable every 3 months, and the bonds were held in equal size, the weighted average remaining maturity would be 15 months (27 months plus 3 months divided by two).

Other Investment Strategies

Lending of Portfolio Securities

The Fund may engage in lending its portfolio securities.  The Fund is authorized to lend up to 20% of its total assets to broker-dealers or institutional investors, but only when the borrower maintains with the Fund’s custodian bank collateral, either in cash or money market instruments, in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.  In determining whether to lend securities to a particular broker-dealer or institutional investor, the Advisor or the Subadvisor will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower.  The Fund will retain authority to terminate any loans at any time.  The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker.  The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned.  The Fund will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in the Fund’s interest.

Repurchase Agreements and Reverse Repurchase Agreements

The Fund may enter into repurchase and reverse repurchase agreements.  Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price.  The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction.  This return is unrelated to the interest rate on the underlying security.  The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Advisor or the Subadvisor.  The Fund’s custodian, or an approved subcustodian, will take possession of the securities subject to repurchase agreements.  The Advisor and custodian, or subcustodian, will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.  Repurchase agreements are subject to credit risks.

The Fund may also enter into reverse repurchase agreements to facilitate portfolio liquidity or for arbitrage transactions.  In a reverse repurchase agreement, the Fund will sell a security and enter into an agreement to repurchase the security at a specified future date and price.  The Fund generally retains the right to interest and principal payments on the security that is sold.  Since the Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing.  When required by SEC guidelines, the Fund will set aside permissible liquid assets in a segregated account to secure its obligation to repurchase the security.

Other Investments

The Fund may invest up to 20% of its total assets, measured at the time of investment, in a combination of one or more of the following types of investments: loans to borrowers organized outside the U.S. and in U.S. territories and possessions or Canada; unsecured floating rate loans; notes; floating rate subordinated loans; tranches of floating rate asset-backed securities, including structured notes; and, subject to 1940 Act limitations, other investment companies such as money market funds.

Temporary Defensive Strategies

In periods when, in the opinion of the Advisor or the Subadvisor, a temporary defensive position is appropriate, up to 100% of the Fund’s assets may be held in cash and/or short-term interest bearing instruments.  The Fund may not achieve its investment objective when pursuing a temporary defensive strategy.

Leverage

To seek to increase the yield on Fund shares, the Fund may issue preferred shares.  The Fund may also, from time to time, use leverage, though the use of leverage is not expected to constitute a principal investment strategy of the Fund.  The timing and terms of leverage will be determined by the Board in consultation with the Advisor or the Subadvisor.

Preferred Shares

The Fund is authorized to issue an unlimited number of shares of a class of preferred shares in one or more series.  The Fund’s obligations to holders of any outstanding preferred shares will be senior to its ability to pay dividends on, or repurchase, common shares, or to pay holders of common shares in the event of the Fund’s liquidation.

As permitted under the 1940 Act, the Fund may issue preferred shares so long as immediately after any issuance of preferred shares the value of the Fund’s total assets (less all Fund liabilities and indebtedness that is not senior indebtedness) is at least twice the amount of the Fund’s senior indebtedness plus the involuntary liquidation preference of all outstanding preferred shares.

The 1940 Act also requires that the holders of any preferred shares of the Fund, voting as a separate class, have the right to (1) elect at least two Fund trustees at all times; and (2) elect a majority of the Fund trustees at any time when dividends on any series of preferred shares are unpaid for two full years.  In each case, the holders of common shares voting separately as a class will elect the remaining Fund trustees.

To date, the Fund has not issued any preferred shares.  The Fund does not anticipate issuing preferred shares during the current fiscal year, but it may consider doing so in the future.

Borrowings

Under the 1940 Act, the Fund may borrow an amount equal to up to 33 1/3% of its total assets (including the proceeds of the borrowings) less all liabilities other than borrowings for investment purposes and to meet requests for repurchases.  The Fund’s obligation to holders of its debt will be senior to its ability to pay dividends on, or repurchase, common shares (and preferred shares, if any), or to pay holders of common shares (and preferred shares, if any) in the event of the Fund’s liquidation.

Non-Diversification

The Fund is a non-diversified investment company under the 1940 Act and will not be treated as a regulated investment company under the Code.  Accordingly, there are no regulatory requirements under the 1940 Act or the Code on the minimum number or size of investments held by the Fund.

Concentration

The Fund’s investments will generally be concentrated in one or more Life Settlement Policies and, with the exception of the allocation of a portion of its portfolio to Permissible Debt Securities, the Fund will have no limit on its concentration in such Life Settlement Policies.  The Fund will also not be limited in its ability to allocate its assets to one or more Permissible Debt Securities.

RISK FACTORS

An investment in the Fund’s shares is subject to risks.  The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds.  This will cause the value of the Fund’s shares to increase or decrease.  You could lose money by investing in the Fund.  By itself, the Fund does not constitute a balanced investment program.  You should consider carefully the following risks before investing in the Fund.  There may be additional risks that the Fund does not currently foresee or consider material.  You may wish to consult with your legal or tax advisors, before deciding whether to invest in the Fund.

No Operating History.  The Fund is a closed-end investment company with no history of operations.  It is designed for long-term investors and not as a trading vehicle.  During the Fund’s start-up period, the Fund may not achieve its desired portfolio composition.  If the Fund commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objective.

No Operating History of the Advisor.  The Advisor is a newly-formed South Carolina limited liability company with no history of operations.

Management Risk.  The ability of the Fund to meet its investment objective is directly related to the Advisor’s investment strategies for the Fund.  The value of your investment in the Fund may vary with the effectiveness of the Advisor’s investment strategies.  If the Advisor’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

Life Settlement Policies Risk.  The primary risk and determinant of return on investments in Life Settlement Policies is time.  The Fund will not receive a cash return on investment until the Life Settlement Policies in which it owns interests have matured, that is to say the insured has died and the life insurance company has paid out the death benefit.  The longer the insured lives, the lower the rate of return on the related Life Settlement Policy will be.  In addition, a variety of operational and regulatory challenges exist which may impair or invalidate a Life Settlement Policy, which in turn can negatively impact the Fund’s NAV.  Because of the limited secondary market for Life Settlement Policies, the Fund may be limited in its ability to sell policies in its portfolio in a timely fashion and/or at a favorable price.

Interest Rate Risk.  Changes in short-term market interest rates will affect the yield on the Fund’s shares.  If short-term market interest rates fall, the yield on the Fund’s shares will also fall.  To the extent that the interest rate spreads on debt securities in the Fund’s portfolio experience a general decline, the yield on the Fund’s shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s NAV to decrease.  Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag.

Leverage.  The Fund’s use of leverage through borrowings or the issuance of preferred shares can adversely affect the yield on the Fund’s common shares.  To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets that pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common shares will decrease.  In addition, in the event of a decline in the value of assets such as those in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.

Limited Liquidity for Investors.  The Fund does not repurchase or redeem its shares on a daily basis, and no market for the Fund’s shares is expected to exist or develop.  To provide a measure of liquidity, the Fund expects to make quarterly offers to repurchase between 5% and 25% of its outstanding shares.  If more shares are tendered than the Fund offers to repurchase, investors may not be able to completely liquidate their holdings in any one quarter.  Shareholders also will not have liquidity between these quarterly repurchase dates.  See “Quarterly Repurchase Offers” herein.

Temporary Defensive Strategies.  In periods when, in the opinion of the Advisor or the Subadvisor, a temporary defensive position is appropriate, up to 100% of the Fund’s assets may be held in cash and/or short-term interest bearing instruments.  The Fund may not achieve its investment objective when pursuing a temporary defensive strategy.

Specific Risks Related to Life Settlement Policies.

The rate of return on a Life Settlement Policy cannot be calculated before the insured dies.  The primary risk and determinant of return on investments in Life Settlement Policies is time.  The Fund will not receive a cash return on investment until the Life Settlement Policies in which it owns an interest have matured (i.e., the insured has died and the life insurance company has paid out the death benefit).  The longer the insured lives, the lower the rate of return on the related Life Settlement Policy will be.

Any projected rate of return on a Life Settlement Policy is based on an estimated life expectancy for the person insured under the policy.  The return on a Life Settlement Policy may vary substantially from the expected rate of return based upon the actual life expectancy of the insured, which may be less than, equal to, or greater than the estimated life expectancy.  The rate of return on a Life Settlement Policy would be higher if the actual life expectancy were less than, and lower if the actual life expectancy were greater than, the estimated life expectancy of the insured at the time the policy was purchased.

No one can predict with 100% accuracy the actual life expectancy of an insured.  The Advisor will obtain estimated life expectancies for its Life Settlement Policies from an independent practicing physician or medical review service.  However, any such life expectancy is an estimate of how long the insured will live based upon medical and actuarial data, and no one can predict with certainty when a particular insured will die.  Within any given portfolio of Life Settlement Policies, there may be insureds who die earlier than expected, who die when expected, and who live longer than expected.

Some factors that may affect the accuracy of the predictions are:

•

the experience and qualifications of the independent practicing physician(s) or medical review service(s) providing the estimate of life expectancy;

•

the nature of the insured’s illness(es) or health conditions; and

•

future improvements in medical treatments and cures.

Inaccurate life expectancies could adversely affect the Fund’s financial results and ability to make distributions to shareholders.  Life expectancy is a significant factor in determining the purchase price of a Life Settlement Policy.  Any insured can live significantly shorter or longer than his or her life expectancy.  Unanticipated delays in the collection of a substantial number of policies, whether caused by underestimating an insured’s life expectancy or otherwise, could have a material adverse effect on the Fund’s financial results, which, in turn, may have a material adverse effect on the Fund’s ability to make distributions to its shareholders.  Additionally, if the insured lives longer than the life expectancy used by the Advisor to determine the purchase price of the Life Settlement Policies, while payment by the insurance company is not at risk, the Fund’s return on the investment in the Life Settlement Policies will diminish over time.  In extreme circumstances, it is possible an insured may live well beyond his or her life expectancy, in which case the cost of paying premiums on the Life Settlement Policies for longer than anticipated, in addition to the initial cost of the Life Settlement Policies, may result in a loss to the Fund.  It is possible that some Life Settlement Policies will, over time, be allowed to lapse or be sold in circumstances where it becomes uneconomic to keep making premium payments.

Inaccurate life expectancy reports on insureds could result from, among other things:

•

advances in medical treatment resulting in deaths occurring later than forecasted;

•

improved living habits of the insureds resulting in better health; or

•

fraud or misrepresentation by the insured.

Group life insurance policies carry special risks.  A group life insurance policy insures the lives of members of a specific group of people, usually the employees of an employer.  A risk for purchasing group life insurance policies is that such policies can be terminated by the group or by the related insurance company.  Although a group life insurance policy will typically contain a provision allowing it to be converted to an individual policy, there may be limits or restrictions on an insured’s right to convert.  Also, the insurance company may charge additional premiums after the policy is so converted.

Premium payments will be required to keep the Life Settlement Policies in force.  A portion of the purchase price for each Life Settlement Policy, or fractional interest therein, purchased by the Fund will be set aside, in the form of Permissible Debt Securities or as otherwise allowed by this Prospectus, to pay all premiums due on such policies for the life expectancy of the related insureds.  If the Fund is unable to make premium payments due to liquidity issues or for any other reason, the Life Settlement Policy will lapse, and the Fund will lose its ownership interest in the policy.

Privacy laws and other factors may limit the information available to the Advisor about the insureds, particularly after the purchase of a Life Settlement Policy.  The Advisor receives medical and other confidential information of insureds and policy owners wishing to sell their life insurance policies in a Life Settlement Policy transaction.  If these insureds and policy owners do choose to sell a policy, they consent to the release of some of their confidential medical and identifying information to the Advisor.  However, some of the information, such as medical records and contact information of the insured, may not be released to the Advisor because of the sensitive nature of this information.

Life Settlement Policy providers are limited by law in how often they may contact an insured to inquire into their medical condition.  Also, under the Health Insurance Portability and Accountability Act (“HIPAA”), the federal law which governs the release of medical records from medical records custodians, the insured or policy owner may revoke their authorization for the Advisor to receive medical records at any time, leaving the Advisor unable to receive additional medical records after the purchase of the policy.  Because medical information is a critical component to ongoing valuations of Life Settlement Policies, incomplete or inaccurate information regarding an insured can cause the Fund to hold a Life Settlement Policy at a different carrying value than would have been the case had the medical information been known to the Advisor.

Additionally, the Advisor may lose contact with an insured after the purchase of a policy, causing a delay in ascertaining that an insured has died, or in obtaining the required documentation needed to claim the insured’s death benefit.  For example, the insured or policy owner may move after the sale of the policy and not notify the Advisor.  At the time of the purchase of the policy, the Advisor will obtain contact information for the insured and/or a close family friend or relative so that it can maintain contact with them.  In addition, the Advisor (or its service providers) subscribes to various databases that use public records and other information to track individuals.  The Advisor (or its service providers) also subscribes to services that provide notice if an insured’s social security number is retired due to death so that it can begin the process of obtaining a death certificate and arranging for the payout of the policy.  Despite these various services, it is still possible to lose contact with an insured, making any additional updates of medical condition for the insured impossible.  Consequently, the Fund could incur substantial unplanned expenses in locating a missing insured and could experience substantial delays in collecting death benefits, which would affect the value of the Life Settlement Policies held by the Fund.  However, loss of contact with the insured does not invalidate the Fund’s ownership or beneficial rights in the policy, because ownership rights as well as beneficiary rights are transferred when the policy is sold in the Life Settlement Policy transaction.  Any such loss of contact could possibly cause a delay in obtaining a death certificate for the insured, thus delaying the payout of benefits on the policy.

Volatility of the Life Settlement Policies market.  The Life Settlement Policies market has experienced substantial growth in the past and may experience substantial growth in the future, which may affect the availability of Life Settlement Policies.  The market for the purchase of life insurance policies is highly competitive.  There are few substantial barriers to prevent new competitors from entering this market.  The Advisor expects to face competition from existing competitors and new market entrants in the future.  As a result, the Advisor may not be able to acquire Life Settlement Policies on behalf of the Fund on a commercially viable basis.  Changes in the economy and other changed circumstances may result in a reduced supply of Life Settlement Policies and could result from, among other things, improvement in the economy, generating higher investment returns to individuals from their investment portfolios so that they do not need to sell their life insurance policies to third party purchasers.

Additionally, as the world market and demand for Life Settlement Policies increases, this will affect bidding prices for policies.  There is a risk that worldwide demand may increase policy acquisition costs above those currently estimated and require the Advisor to reconsider the manner in which it operates on behalf of the Fund.  Increased costs associated with the acquisition of policies may reduce the performance of the Fund and, therefore, amounts available for distribution to the Fund’s shareholders.

There can be no assurance that Life Settlement Policies will be available for purchase by the Advisor, on behalf of the Fund, upon satisfactory or competitive terms.

Government regulation.  The market for Life Settlement Policies may be subject to new government regulation that may impact the ability to obtain Life Settlement Policies.  The sellers of Life Settlement Policies are typically elderly, and some have limited capacities.  There is a risk that the process of acquiring Life Settlement Policies may result in increased government regulation and restriction in the future, increasing costs and reducing the availability of Life Settlement Policies for purchase in Life Settlement Policy transactions.

Also, insurance companies that issue life insurance policies have factored life insurance lapses for non-payment of premiums into their pricing structures.  When a life insurance policy is assigned to a third party in a Life Settlement transaction, the likelihood of premium payments becomes more secure and fewer policies lapse, thus affecting financial projections, pricing decisions, and profit margins for insurance companies.  Insurance companies may seek regulation or changes of law restricting or otherwise encumbering the transfer of life insurance policies in Life Settlement Policy transactions.  No assurance can be made that insurance companies will not be successful in limiting the supply of life insurance policies available for purchase in Life Settlement Policy transactions.

Most states within the United States regulate Life Settlement Policies and insurance premium finance transactions.  In most states, companies that purchase life insurance policies directly from the original policy owner, as well as insurance premium finance companies, are required to be licensed as such by a state insurance department or state financial institutions department.  Additionally, the terms of such transactions are regulated, including, without limitation, the purchase price of such policies, the interest rate, fees and other charges, the permissible collateral and the repayment requirements on premium finance loans.  Not all states have straight-forward regulation of Life Settlement Policies or premium finance lending, and the activities of the Fund could be subject to, among other things, insurance regulation and laws concerning the privacy of medical records, such as HIPAA.  Additionally, several state legislatures have recently considered new laws and amendments to existing laws that, if enacted, could have a material adverse effect on Life Settlement Policy businesses.  New legislation or a change in existing legislation in a state could also make compliance with such laws and regulations more difficult.  Any of these developments could have a material adverse effect on the ability of the Fund to accomplish its investment objectives.

Insurers may refuse to pay benefits on certain life insurance policies on the basis that there was no insurable interest at the time a policy was issued.  All states within the United States require that a purchaser of a life insurance policy insuring the life of an individual have an “insurable interest” in such individual’s life.  Where a life insurance policy has been issued to a policy holder without an insurable interest, the insurer is not liable on the life insurance policy but must refund all premium payments, usually without interest.  Generally, there are two forms of insurable interests in the life of an individual, familial and financial.  Additionally, an individual is deemed to have an insurable interest in his or her own life.  It is a common practice for an individual, as a grantor or settlor, to form a trust, usually called an irrevocable life insurance trust, or “ILIT,” to purchase and hold a life insurance policy insuring the life of the grantor or settlor, where the beneficiaries of the trust are persons who themselves, by virtue of certain blood relationships with the grantor or settlor, also have an insurable interest in the life of the insured.  Certain states within the United States have provided that a trust can have an insurable interest in the life of an insured.  Recently the issue of a lack of insurable interest has been raised by insurers and beneficiaries of estates mostly in the context of policies the premiums of which have been financed under certain kinds of programs, so-called “stranger originated life insurance” or “STOLI” policies.  State insurance regulatory authorities are examining practices and transaction structures in premium finance programs and may impose restrictions on the establishment of ILITs, the length of the term of premium finance loans, or enact regulations concerning the length of time a policy must be held before premiums may be financed or the policy can be sold.  Additionally, courts interpreting state “insurable interest” statutes may decide that an ILIT formed in a state other than the state where the insured resided is not valid and did not, under the laws of the state where the insured resided, have an insurable interest in the life of the insured.  Any such regulation passed by insurance regulatory authorities in states where a large number of insureds reside, or unanticipated delays in the payment of a significant number of life insurance policies, or the refusal of insurance companies to pay benefits on a significant number of life insurance policies, would affect the availability of Life Settlement Policies for purchase by the Fund and the value of such Life Settlement Policies and would have a material adverse effect on the ability of the Fund to accomplish its investment objectives.  A state insurance regulatory authority or a court located in the insured’s state of residence may determine that the ILIT does not have an insurable interest in the life of the insured under the laws of the insured’s state of residence.  Any such determination could cause the related Life Settlement Policy to be unenforceable and could result in a loss to the Fund with respect to such policy.

Creditworthiness of the issuing life insurance company.  A life insurance policy is a liability of the issuing life insurance company.  If a life insurance company goes out of business, there may not be sufficient funds to pay that liability.  Many states have an insurance guarantee fund that provides payments to beneficiaries of insurance companies that go out of business, but the collection process can be prolonged and complicated, and collection may not be possible in all circumstances.  Thus, if an issuing insurance company were to cease business operations and there were insufficient amounts in the applicable state insurance guarantee fund to make payments in respect of any Life Settlement Policies issued by such insurance company, the ability of the Fund to make distributions to shareholders in respect of any such Life Settlement Policies could be materially and adversely affected.

Life Settlement Policies may be subject to contest by the issuing life insurance company.  Most life insurance policies have contestability clauses that allow insurance companies to challenge the validity of a policy if a claim for benefits is made within a specified period of the effective date of the policy

(usually two or more years).  When an insurance company contests a benefit payment claim, it asserts that there is legal justification to deny payment of the policy benefits.  Among the legal justifications used by insurance companies within the contestability period are suicides, homicides by interested parties, and false statements relating to the health and well-being of the insured on the policy application.  The insurance company will not pay benefits if the insured dies within the contestability period and the insurance company claims a justification to cancel the policy.  After this contestability period has expired, the insurance company generally cannot challenge the enforceability of the policy, other than for non-payment of premiums and in some states certain other exceptions.

The Advisor currently intends to only purchase Life Settlement Policies for which the applicable contestability period has expired.  Nevertheless, some major U.S. life insurance companies have begun asking life insurance applicants new questions regarding whether the applicant intends to finance premiums, to collaterally assign the policy as security for that financing, or to sell the insurance policy in the future.  Some life insurance companies ask whether the applicant has ever sold an insurance policy.  Misleading answers to any of these questions, as well as any of the other questions on an application, can lead to claims of fraud in the inception of a policy.  Not all claims of fraud are limited by a contractual or statutory contestability period.  The Fund will not know whether the applicants for any Life Settlement Policies have made any material misrepresentations or omissions on the policy applications, and as such, the Life Settlement Policies in which the Fund acquires an interest will be subject to the risk of contestability.  If the insurance company successfully contests a policy, the policy will be rescinded and declared void, and in such event, the insurance company’s liability would be limited to a refund of all the insurance premiums paid for the policy without any accrued interest and, further, without the portion of the premiums paid to an insurance agent as commissions.  There may be lawsuits contesting the recovery by the Fund of the refunded premiums.

Losses on a significant number of Life Settlement Policies in which the Fund has an interest would likely have a material adverse effect on your investment in the Fund’s shares.  There is no assurance of the ultimate amount or the timing of any recovery of the proceeds relating to any of the Life Settlement Policies in which the Fund has an interest.

Delays in payment and non-payment of the proceeds of Life Settlement Policies will reduce returns to the Fund’s shareholders.  A number of arguments may be made by former beneficiaries (including but not limited to spouses, ex-spouses and descendants) under any of the Life Settlement Policies or by the insurance company issuing any of the Life Settlement Policies (particularly Life Settlement Policies issued in connection with premium financing arrangements) to deny or delay payment of proceeds following the death of an insured, including arguments related to lack of mental capacity of the insured, contestability or suicide provisions in the Life Settlement Policies.  If the death of an insured cannot be verified and no death certificate can be produced, the related insurance company may not pay the proceeds of any of the Life Settlement Policies until the passage of a statutory period (usually five to seven years) for the presumption of death without proof.  There may be delays in ascertaining that an insured has died or in obtaining required documentation needed to claim the proceeds of any of the Life Settlement Policies.  Any delays in collecting a substantial amount of the proceeds of Life Settlement Policies could have a material adverse effect on the Fund’s returns and, therefore, on its ability to make distributions to shareholders.

Missing insureds can cause a loss on the Fund’s investments in Life Settlement Policies.  An insured under a Life Settlement Policy may go missing, or there may be a delay in ascertaining that an insured has died, or in obtaining the required documentation needed to claim the insured’s death benefit.  The Fund could incur substantial unplanned expenses in locating a missing insured and could experience substantial delays in collecting death benefits which would affect the value of the Life Settlement Policies.  In some states, the regulator may limit the frequency of contact that the Advisor may have with the insured.

Risks Related to Permissible Debt Securities.

Call Risks.  If the Permissible Debt Securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield.  This will most likely happen when interest rates are declining.

Credit Risks.  Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due.  If an issuer defaults, the Fund may lose money.  Many fixed income securities receive credit ratings from services such as S&P and Moody’s.  These services assign ratings to securities by assessing the likelihood of issuer default.  Lower credit ratings correspond to higher credit risk.  If a security has not received a rating, the Fund must rely entirely upon the Advisor’s or Subadvisor’s credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate.  The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk.  Spreads may increase generally in response to adverse economic or market conditions.  A security’s spread also may increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk.  An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations.  This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Government Obligations Risks.  No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law.  As a result, there is risk that these entities will default on a financial obligation.  For instance, securities issued by Ginnie Mae are supported by the full faith and credit of the U.S. government.  Securities issued by Fannie Mae and Freddie Mac have historically been supported only by the discretionary authority of the U.S. government.  In September 2008, Fannie Mae and Freddie Mac were placed into conservatorship by the Federal Housing Finance Agency.  Securities issued by Sallie Mae are supported only by the credit of that agency.

Interest Rate Risks.  Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities.  Generally, when interest rates rise, prices of fixed income securities fall.  However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.  Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Liquidity Risks.  Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.  These features may make it more difficult to sell or buy a security at a favorable price or time.  Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance.  Infrequent trading of securities also may lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out an investment contract when it wants to.  If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.  Recent market events have caused the markets for some of the securities in which the Fund invests to experience reduced liquidity.

Asset-Backed Securities Risks.  Asset-backed securities are more sensitive to interest rate risk than other types of fixed income securities.  Modest movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of these securities.  When interest rates fall, asset-backed securities may be subject to prepayment risk.  Prepayment risk is the risk that the borrower will prepay some or the entire principal owed to the investor.  If that happens, the Fund may have to replace the security by investing the proceeds in a security with a lower yield.  This could reduce the share price and income distributions of the Fund.  When interest rates rise, certain types of asset-backed securities are subject to extension risk.  Asset-backed securities can also be subject to the risk of default on the underlying assets.

Shares of Other Investment Companies Risks.  The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act.  These investment companies may include money market mutual funds, exchange-traded funds and other mutual funds.  The Fund may acquire exchange-traded funds and other mutual funds as a means of investing cash temporarily in instruments that may generate returns.  As a shareholder of another investment company, the Fund would bear, along with other shareholders, a pro-rata portion of the other investment company’s expenses, including advisory fees, and such fees and other expenses will be borne indirectly by the Fund’s shareholders.  These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Non-Diversified Status.  The Fund is a “non-diversified” investment company under the 1940 Act and will not be treated as a RIC under Subchapter M of the Code.  Thus, there are no percentage limitations imposed by the 1940 Act or the Code on the portion of the Fund’s assets that may be invested in the securities of any one issuer.  The Fund’s portfolio may therefore be subject to greater risk than the portfolio of a similar fund that diversifies its investments.

Tax Status.  The Fund will not qualify to be taxed as a RIC under Subchapter M of the Code and instead will be taxed as a C corporation.  While a RIC qualifies for special tax treatment and generally avoids entity level taxes, a C corporation is taxed at the standard federal corporate income tax rate, currently up to 35%, plus any applicable state or local taxes to the extent of its income and capital gains, if any.

MORE DETAILED INFORMATION ABOUT THE FUND, ITS POLICIES AND ITS RISKS CAN BE FOUND IN THE FUND’S SAI.

FUND PERFORMANCE

As the Fund has not yet commenced operations as of the date of this Prospectus, no performance information is available.

MANAGEMENT OF THE FUND

Board of Trustees

The Board has overall responsibility for the management and supervision of the operations of the Fund.  The Board has delegated responsibility for management of the Fund’s day-to-day operations to the Advisor.  The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

The individual trustees (the “Trustees”) comprising the Board are not required to invest in the Fund or to own Fund shares.  A majority of the Trustees are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”).  The Independent Trustees perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

Additional information regarding the identities and biographical information of the Trustees and officers of the Fund is set forth in the SAI.

Investment Advisor

The Fund’s investment advisor is Buttonwood Advisors, LLC, a South Carolina limited liability company organized in June 2010.  The Advisor is located at 98 Mill Plain Road, Danbury, Connecticut 06811.  The Advisor will serve as the Fund’s investment advisor, subject to the ultimate supervision of and subject to any policies or procedures established by the Board, pursuant to the terms of the Advisory Agreement.  The Advisor is responsible for (1) developing and implementing the Fund’s investment program, (2) managing the Fund’s investment portfolio and making all decisions regarding the purchase and sale of investments for the Fund and (3) providing various management and administrative services to the Fund.  The Advisor will monitor the Fund’s compliance with all applicable investment limitations, including those imposed by the 1940 Act.  Additional information regarding the Advisory Agreement is set forth in the SAI.

David C. Dameron serves as Managing Member of the Advisor and has a controlling interest in the Advisor through his ownership interest in the Advisor’s parent entity, Buttonwood Holdings, LLC.  Mr. Dameron has held senior positions at multiple investment advisory firms, including advisors to other mutual funds.

The Advisor is entitled to an annual management fee of 1.25% of the Fund’s average daily net assets.  A discussion regarding the basis for the Board’s initial approval of the Advisory Agreement will be available in the Fund’s next annual or semi-annual report to shareholders.

Subadvisor

ALM Advisors, Inc. serves as a subadvisor to the Fund and manages the Fund’s portfolio of Permissible Debt Securities.  The Subadvisor is located 300 North Lake Avenue, Suite 420, Pasadena, California 91101.  Jeffery G. Rollert owns 100% of the outstanding voting shares of the Subadvisor.  The Subadvisor managed approximately $43 million in assets as of March 30, 2010.

The Advisor compensates the Subadvisor from the investment management fees it receives from the Fund.

Portfolio Manager

David C. Dameron has served as the Fund’s portfolio manager (the “Portfolio Manager”) since its inception and is responsible for the day-to-day management of the Fund’s portfolio.  Mr. Dameron has served as Managing Member of the Advisor since it was organized in June 2010.  He has also served as Managing Member of Buttonwood Holdings, LLC, the parent entity of the Advisor, since it was organized in December 2009.  Mr. Dameron has served as Managing Member of the Distributor since December 2009.  He has also served as Managing Member of Liberty Advisors, LLC, d/b/a EPS Advisors, LLC, a SEC-registered investment adviser, since January 2008.  Previously, Mr. Dameron served as Branch Manager for Spire Investment Partners, LLC, a financial services holding company, from October 2009 to April 2010.  He served as Chief Compliance Officer for ERISA Plan Services, Inc. a SEC-registered investment adviser, from May 2001 to January 2010.  Mr. Dameron served as Chief Compliance Officer for Hamilton Joseph Advisors, LLC, n/k/a Elliot Davis Investment Advisors, a SEC-registered investment adviser, from April 2006 to March 2009.  He served as Chief Compliance Officer for GNI Capital, Inc., a SEC-registered investment adviser, from April 2006 to March 2009.  Mr.

Dameron served as President, Chief Operating Officer and Chief Compliance Officer for Atlantic Capital Securities, LLC, d/b/a Elliot Davis Brokerage Services, LLC, a registered broker-dealer, from August 2008 to March 2009.  He served as Chief Compliance Officer for American Securities Group, Inc., a registered broker-dealer, from April 2006 to October 2008 and again from April 2009 to September 2009.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of shares in the Fund.

Administrator, Accounting Agent and Transfer Agent

U.S. Bancorp Fund Services, LLC (“USBFS”) will serve as the Fund’s administrator and will provide various administration, fund accounting and taxation services to the Fund.  USBFS will also provide transfer agency services to the Fund.  The principal business address of USBFS is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Custodian

U.S. Bank, National Association (“U.S. Bank”) will serve as the Fund’s custodian.  The principal business address of U.S. Bank is located at 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212.

Independent Registered Public Accounting Firm

[●] will serve as the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements.  The principal business address of [●] is located at [●].

FEES AND EXPENSES

Management Fee

In consideration of management services provided by the Advisor, the Fund pays the Advisor a management fee computed at the annual rate of 1.25% of the Fund’s average daily net assets.  This management fee will be accrued daily as an expense to be paid out of the Fund’s assets and will have the effect of reducing the Fund’s NAV.

Distribution (12b-1) Fees

The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act.  Under the Plan, the Fund is authorized to pay the Distributor a fee for the sale and distribution of the Fund’s shares.  The maximum amount of the fee authorized is 0.25% of the Fund’s average daily net assets attributable to Fund shares, annually.

Revenue Sharing Payments

The Advisor or its affiliates may, from their own assets, respectively, make cash payments to some, but not all brokers, dealers or financial intermediaries for shareholder services and as an incentive to sell shares of the Fund and/or promote retention of their customer’s assets in the Fund.  These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Fund’s shares or the amount the Fund receives as proceeds from such sales.  Revenue sharing payments may be made to brokers, dealers and other financial intermediaries that provide services to the Fund or to shareholders of the Fund, including shareholder servicing, transaction processing, recordkeeping, sub-accounting and other administrative services to their customers in connection with investments in the Fund.  Revenue sharing payments may also be made to brokers, dealers and other financial intermediaries for inclusion of the Fund on preferred or recommended lists and for granting the Distributor or the Advisor access to sales meetings, sales representatives and management representatives of the broker, dealer or other financial intermediaries. These fees may be in addition to any distribution, administrative or shareholder servicing fees or other fees or charges paid from the Fund’s assets to these financial intermediaries or by shareholders directly.

From time to time, and in accordance with applicable rules and regulations, the Advisor may also provide non-cash compensation, such as gifts, meals, tickets or event sponsorship, to representatives of various intermediaries who sell Fund shares or provide services to Fund shareholders.  The receipt of these fees and/or non-cash compensation may provide an incentive to a financial intermediary, or its representatives, to favor sales of the Fund over sales of other financial products.  These arrangements will not, however, change the price a shareholder pays for Fund shares or the amount that the Fund receives to invest on behalf of the shareholder.

Other Fees and Expenses of the Fund

The Fund bears all expenses incurred in the business of the Fund other than those specifically required to be borne by the Advisor and other service providers pursuant to their agreements with the Fund.  Expenses borne by the Fund include, among other things:  (i) expenses for legal and independent accountants’ services; (ii) costs of printing proxies, share certificates, if any, and reports to shareholders; (iii) fees and expenses relating to the Fund’s Independent Trustees; (iv) printing costs; (v) fidelity bond coverage for the Fund’s officers and Trustees; (vi) errors and omissions insurance for the Fund’s officers and Trustees; (vii) brokerage costs; (viii) taxes; (ix) costs associated with the Fund’s quarterly repurchase offers; (x) servicing fees; and (xi) other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.  The Fund will also bear the expenses associated with the Life Settlement Policies, which include:  (a) Life Settlement Policy premiums; (b) costs of obtaining estimated life expectancies from physicians and medical review services; (c) claim processing expenses; (d) costs related to actuarial services utilized to provide portfolio pricing assistance; and (e) costs associated with locating missing insureds.

THE OFFERING

Purchase Terms; Minimum Investment

Shares of the Fund are being offered in an initial offering (the “Initial Offering”) at a net asset value of $10 per share plus a sales load of 7.00%.  The Initial Offering is currently anticipated to terminate on [●], 2010, subject to extension.  Purchase orders for shares sold during the Initial Offering will be accepted at the close of the Initial Offering.  After the Initial Offering is closed, shares of the Fund will be offered for purchase in a continuous offering at their net asset value per share, plus a sales load of 7.00% of the amount invested (as described below).  Shares will be issued at the net asset value per share next computed after acceptance of an order to purchase shares.  The Fund’s net asset value per share will be circulated to Selling Agents (defined below) offering shares of the Fund.  At the close of the Initial Offering, purchase orders received in proper form will be accepted by the Fund and deposited monies will be invested in the Fund (net of the sales load) as of the next business day.  Investors will receive written or electronic confirmation of each transaction and regular reports showing account balances.  A prospective investor may rescind a purchase order for shares at any time prior to the close of the Initial Offering.

The minimum initial investment in the Fund is $5,000 for investors other than IRAs and $1,000 for IRAs (in each case, including a sales load).  Additional purchases must be made in increments of $100 or greater (including a sales load).  The minimum investment requirements may be reduced or waived for investments by personnel of the Advisor, and its affiliates, and members of their immediate families, and as may be determined by the Board.

At the close of the Initial Offering, purchase orders received in proper form will be accepted by the Fund and deposited monies will be invested in the Fund (net of the sales load) as of the next business day.  Investors will not receive any stock certificate evidencing the purchase of Fund shares.  Instead, investors will receive written or electronic confirmation of each transaction and regular reports showing account balances.

Plan of Distribution

The Distributor, 1792 Securities, LLC, an affiliate of the Advisor, is a South Carolina limited liability company and is registered under the Securities Exchange Act of 1934, as amended, and is a member of FINRA.  The Distributor is located at 716 East Greenville Street, Anderson, South Carolina 29621.

The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use its best efforts to sell the shares.  Pursuant to the terms of the distribution agreement between the Fund and the Distributor (the “Distribution Agreement”), the Distributor may retain unaffiliated brokers or dealers to act as Selling Agents to assist in the distribution of shares.

Selling Agents are entitled to charge a sales load to each investor on the purchase price of Fund shares.  A shareholder will pay a sales charge of 7.00%.  The sales load is expected to be waived for the Advisor and its affiliates, including its personnel and members of their immediate families.  The sales load will neither constitute an investment made by the investor nor form part of the assets of the Fund.  The Selling Agents’ receipt of the sales load is subject to the applicable limitations imposed by the rules and regulations of FINRA.

In addition, under the Plan, the Fund is authorized to pay the Distributor a fee for the sale and distribution of the Fund’s shares.  The maximum amount of the fee authorized is 0.25% of the Fund’s average daily net assets attributable to Fund shares annually.

The Fund has agreed to indemnify the Distributor and each person, if any, who controls the Distributor, against certain liabilities, including liabilities under the Securities Act of 1933, as amended, unless it is determined that the liability resulted from the willful misfeasance, bad faith or gross negligence of the person seeking indemnification, or from the reckless disregard of such person’s obligations and duties.

Prior to the Initial Offering, [●] purchased Fund shares in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

DESCRIPTION OF CAPITAL STRUCTURE

The Fund was organized as a statutory trust under the laws of the state of Delaware on June 15, 2010.  The Fund’s declaration of trust (the “Declaration of Trust”) provides that the Board may authorize separate classes of shares of beneficial interest.

Common Shares

The Fund is authorized to issue an unlimited number of common shares.  The Board is authorized to increase or decrease the number of common shares the Fund is authorized to issue.  Each common share has one vote at all meetings of shareholders and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable.

All common shares are equal as to dividends, assets and voting privileges.  The Fund will send periodic reports (including financial statements) to all shareholders.  The Fund does not intend to hold annual meetings of shareholders.  Shareholders do not have preemptive, subscription or conversion rights, and are not liable for further calls or assessments.  Shareholders are entitled to receive dividends only if and to the extent declared by the Board and only after the Board has made provision for working capital and reserves as it in its sole discretion deems advisable.  Common shares are not available in certificated form.  With very limited exceptions, common shares are not transferable and liquidity will be provided principally through limited repurchase offers.

In general, any action requiring a vote of the holders of the common shares of the Fund shall be effective if taken or authorized by the affirmative vote of a majority of the outstanding common shares.  Any change in the Fund’s fundamental policies may also be authorized by the vote of the holders of two-thirds of the common shares present at a shareholders’ meeting if the holders of a majority of the outstanding common shares are present or represented by proxy.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, shareholders are entitled to share ratably in all the remaining assets of the Fund, after payment of all of the liabilities of the Fund.

Preferred Shares

The Fund is authorized to issue an unlimited number of preferred shares in one or more series.  The Fund’s obligations to holders of any outstanding preferred shares will be senior to its ability to pay dividends on, or repurchase, common shares, or to pay holders of common shares in the event of liquidation.

Under the 1940 Act, the Fund may issue preferred shares so long as immediately after any issuance of preferred shares the value of the Fund’s total assets (less all Fund liabilities and indebtedness that is not senior indebtedness) is at least twice the amount of the Fund’s senior indebtedness plus the involuntary liquidation preference of all outstanding preferred shares.

The 1940 Act also requires that the holders of any preferred shares of the Fund, voting as a separate class, have the right to:  (1) elect at least two Trustees at all times; and (2) elect a majority of the Trustees at any time when dividends on any series of preferred shares are unpaid for two full years.  In each case, the holders of common shares voting separately as a class will elect the remaining Trustees.

To date, the Fund has not issued any preferred shares.  The Fund does not anticipate issuing preferred shares during the current fiscal year, but it may consider doing so in the future.

QUARTERLY REPURCHASE OFFERS

No Right of Redemption

No shareholder will have the right to require the Fund to redeem its shares.  No public market exists for the shares, and none is expected to develop.  Consequently, investors will not be able to liquidate their investment other than as a result of repurchases of shares by the Fund, as described below.

Repurchase of Shares

The Fund will operate as an “interval fund” under Rule 23c-3 of the 1940 Act and, as such, provides a limited degree of liquidity to shareholders.  As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at least 5% of its outstanding shares at their NAV at regular intervals.  Currently, the Fund intends to offer to repurchase 5% of its outstanding shares as of or prior to the end of each fiscal quarter.  However, repurchase offers in excess of 5% of the Fund’s outstanding shares for any particular fiscal quarter is entirely within the discretion of the Board and, as a result, there can be no assurance that the Fund will make repurchase offers for amounts in excess of 5% of the Fund’s outstanding shares. As a general matter, the percentage of outstanding shares that the Fund will offer to repurchase will not be less than 5% or more than 25% of the shares outstanding on the date repurchase requests are due.

Quarterly repurchase offers will occur each March, June, September and December.  The Fund intends to conduct its first quarterly repurchase offer in [●], 2011.  The deadline by which the Fund must receive repurchase requests submitted by shareholders in response to each repurchase offer (the “Repurchase Request Deadline”) will be generally on or about the 18th day in the months of March, June, September and December or, if the 18th day is not a business day, on the next business day.  The date on which the repurchase price for shares is determined will be generally the last business day of the month (the “Repurchase Pricing Date”), but shall occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day). The Fund does not charge a repurchase fee.  See “–Fundamental Policies with Respect to Share Repurchases,” below.  The Fund intends to fund repurchase offers by using cash on hand, and, to the extent necessary, liquidating portfolio securities, or by borrowing to finance the repurchases.

Prior to the commencement of any repurchase offer, the Fund sends a notification of the offer to shareholders via their brokers, dealers or other financial intermediaries.  The notification specifies, among other things:

•

the percentage of shares that the Fund is offering to repurchase;

•

the date on which a shareholder’s repurchase request is due (i.e., the Repurchase Request Deadline);

•

the date that will be used to determine the Fund’s NAV applicable to the share  repurchase (i.e., the Repurchase Pricing Date);

•

the date by which shareholders will receive the proceeds from their share sales; and

•

the net asset value of the shares of the Fund no more than seven days prior to the date of the notification.

The Fund intends to send this notification approximately 30 days before the deadline for the repurchase request.  In no event will the notification be sent less than 21 or more than 42 days in advance of the Repurchase Request Deadline.  A shareholder’s broker, dealer or other financial intermediary may require additional time to mail the repurchase offer to the shareholder, to process the request, and to credit the account with the proceeds of any repurchased shares.

The Repurchase Request Deadline will be strictly observed.  If a shareholder’s broker, dealer or other financial intermediary fails to submit a shareholder’s repurchase request in good order by the Repurchase Request Deadline, the shareholder will be unable to liquidate the shares until a subsequent quarter, and the shareholder will have to resubmit the request in that subsequent quarter.  Shareholders should advise their brokers, dealers or other financial intermediaries of their intentions in a timely manner.  Shareholders may withdraw or change their repurchase request at any point before the Repurchase Request Deadline.

Fundamental Policies with Respect to Share Repurchases

The Board has adopted the following fundamental policies with respect to its share repurchases which may only be changed by the “vote of a majority of the outstanding voting securities” of the Fund (within the meaning of Section 2(a)(42) of the 1940 Act):

•

The Fund will make periodic share repurchase offers each fiscal quarter (in March, June, September and December) pursuant to Rule 23c-3(b) of the 1940 Act, as it may be amended from time to time;

•

The Repurchase Request Deadlines will be generally on or about the 18th day in the months of March, June, September and December or, if the 18th day is not a business day, on the next business day; and

•

There will be a maximum 14 day period between each Repurchase Request Deadline and the Repurchase Pricing Date.

Oversubscribed Repurchase Offer

There is no minimum number of shares that must be tendered before the Fund will honor repurchase requests.  However, the percentage determined by the Board for each repurchase offer sets a maximum number of shares that may be purchased by the Fund.  In the event a repurchase offer by the Fund is oversubscribed, the Fund may, but is not required to, repurchase additional shares, but only up to a maximum amount of an additional 2% of the outstanding shares of the Fund beyond the original repurchase offer amount.  If the Fund determines not to repurchase additional shares beyond the original repurchase offer amount, or if shareholders tender an amount of shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the shares tendered on a pro rata basis.

If prorating is necessary, the Fund will send a notice of prorating on the business day following the Repurchase Request Deadline.  The number of shares each investor asked to have repurchased will be reduced by the same percentage.  If any shares that a shareholder wishes to have repurchased by the Fund are not repurchased because of prorating, a shareholder will have to wait until the next repurchase offer, and the shareholder’s repurchase request will not be given any priority over other shareholders’ requests at this later date.  Thus, there is a risk that the Fund may not purchase all of the shares a shareholder wishes to sell in a given quarter or in any subsequent quarter.  In anticipation of the possibility of prorating, some shareholders may tender more shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood of prorating.  There is no assurance that shareholders will be able to sell as many of their shares as they desire to sell.

The Fund may suspend or postpone a repurchase offer in limited circumstances, but only with the approval of a majority of the Board, including a majority of the Independent Trustees.  These circumstances are:

•

for any period during which the New York Stock Exchange (the “NYSE”) or any other market in which the portfolio securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted;

•

for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

•

for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

If a repurchase offer is suspended or postponed, the Fund will provide notice to shareholders of such suspension or postponement.  If the Fund thereafter renews the repurchase offer, the Fund will send a new notification of the offer to shareholders.

Determination of Repurchase Price

The repurchase price payable in respect of a repurchased share is equal to the share’s NAV on the Repurchase Pricing Date.  The Fund’s NAV per share may change materially between the date a repurchase offer is mailed and the Repurchase Request Deadline, and it may also change materially shortly after a Repurchase Request Deadline and the Repurchase Pricing Date.  Nevertheless, the repurchase price will not be adjusted after the repurchase pricing date.  In order to assist investors in determining whether to participate in a repurchase offer, Rule 23c-3 of the 1940 Act requires that the Fund calculate its NAV each business day during the five business days preceding the Repurchase Request Deadline as of the close of business on the NYSE.  Since Selling Agents are responsible for disseminating the Fund’s NAV to their customers, there is a risk that these agents may not disseminate current NAV information to shareholders, which would impact a shareholder’s ability to evaluate effectively whether to participate in the repurchase offer.  The method by which the Fund calculates NAV is discussed under “Determination of Net Asset Value,” below.

Payment for Repurchases

Payment for tendered shares will be distributed to brokers, dealers or other financial intermediaries for distribution to their customers, as specified in the repurchase offer notification, no later than seven days after the Repurchase Pricing Date.

Impact of Repurchase Policy

From the time the Fund distributes each repurchase offer notification until the Repurchase Pricing Date, the Fund must maintain liquid assets at least equal to the percentage of its shares subject to the repurchase offer.  For this purpose, liquid assets means assets that can be sold or disposed of in the ordinary course of business, at approximately the price at which they are valued by the Fund, within a period of time equal to the period between a Repurchase Request Deadline and the repurchase payment date, or of assets that mature by the repurchase payment date.  The Fund is also permitted to borrow money to meet repurchase requests.  Borrowing by the Fund involves certain risks for shareholders. See “Risk Factors – Borrowings,” above.

Consequences of Repurchase Offers

The Fund believes that repurchase offers are generally beneficial to the Fund’s shareholders, and are expected to be funded from available cash or sales of portfolio securities.  However, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares into a repurchase offer by increasing the Fund’s expenses and reducing any net investment income.  To the extent the Fund finances repurchase proceeds by selling liquid investments, the Fund will hold a larger proportion of its total assets in illiquid securities.  Also, the sale of securities to fund repurchases could reduce the market price of those securities, which would in turn reduce the Fund’s NAV.

Repurchase offers provide shareholders with the opportunity to dispose of shares at NAV.  There is no assurance that any secondary market for the Fund’s shares will develop, and in the event that a secondary market does develop, it is possible that shares would trade in that market at a discount to NAV.

Repurchase of the Fund’s shares will tend to reduce the number of outstanding shares and, depending upon the Fund’s investment performance, its net assets.  A reduction in the Fund’s net assets will tend to increase the Fund’s expense ratio.  In addition, the repurchase of shares by the Fund is a taxable event to shareholders.  For a discussion of these tax consequences, see “Taxes” in the SAI.

DETERMINATION OF NET ASSET VALUE

Calculating Share Price

The price at which you buy or sell the Fund’s shares is the NAV per share.  The NAV is calculated by adding the value of the Fund’s investments, cash and other assets, deducting liabilities, and then dividing that amount by the total number of shares outstanding.  On each day that the NAV is calculated, the Advisor will adjust the value of all Life Settlement Policies pursuant to an adjustment model provided by the Valuation Agent (defined below).  The adjustment model will be based upon:  (a) the most recently calculated future cash flows provided by the Valuation Agent; (b) the most recently determined life expectancy of insureds under Life Settlement Policies; and (c) the then current discount rate as approved by the Board (see “–Valuation of Portfolio Securities and Use of Fair Value Pricing,” below).

The NAV is calculated at the close of regular trading of the NYSE (normally 4:00 p.m., Eastern time) each business day the NYSE is open.  It is not calculated on days the NYSE is closed for trading.  The NYSE is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.  The price for a purchase of the Fund’s shares is the NAV next calculated after receipt of your order.

Valuation of Portfolio Securities and Use of Fair Value Pricing

Pricing Procedures for Equity and Fixed Income Securities

Each security owned by the Fund that is listed on a securities exchange will be valued at its last sale price on that exchange on the date as of which assets are valued.  Where the security is listed on more than one exchange, the Fund will use the price on the exchange that the Advisor and/or the Subadvisor generally consider to be the principal exchange on which the stock is traded.  Portfolio securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, the security will be valued at the mean between the bid and asked prices on such day.

Debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above.  Short-term debt obligations with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

When market quotations are not readily available, a security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Board.  These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor and/or the Subadvisor to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.  The Board will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s valuation committee.

When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the price of the security quoted or published by others or the value when trading resumes or realized upon its sale.  Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing.

Pricing Procedures for Life Settlement Policies

There are a range of industry-accepted valuation methodologies for Life Settlement Policies that utilize variables that contribute to the value of Life Settlement Policies (e.g., the net death benefit, the life expectancy of the insured, the type of policy to be purchased and the expense associated with maintaining the policy).  Each Life Settlement Policy will be valued by a third-party life settlement valuation agent selected by the Advisor (the “Valuation Agent”).  The initial Valuation Agent will be Lewis & Ellis, Inc.

The Valuation Agent will generally use a probabilistic approach in valuing Life Settlement Policies.  The probabilistic approach is an actuarial method that assigns each policy’s expected cash flows (i.e., premium payments, servicing fees and death benefits) to a mortality scale.  An appropriate probability factor is determined from an actuary’s mortality table, and this is applied to generate a series of expected monthly cash flows and an internal rate of return to price the Life Settlement Policies.  The probabilistic approach contemplates the range of possibilities that may apply to a life expectancy and, therefore, affect the return from an investment in Life Settlement Policies.  Estimated monthly cash flows are then discounted, with interest and survivorship, to the valuation date to arrive at an estimated value for the Life Settlement Policies.

Cash flows will be discounted using a discount rate recommended by the Advisor based upon a number of economic, market and other factors.  It is currently anticipated that the discount rate will generally range from 12% to 18%, although a higher or lower discount rate may be used to account for abnormal factors or conditions.  The Fund’s valuation committee (the “Valuation Committee”) is responsible for reviewing the appropriateness of the discount rate no less frequently than quarterly.  If the Valuation Committee determines that an adjustment to the discount rate is warranted, the Valuation Committee must report its determination, together with all supporting information, to the Board.  Any change to the discount rate requires the prior approval of the Board pursuant to a duly adopted resolution by a majority of its members.

The estimated life expectancies of insureds under Life Settlement Policies will be determined by a third-party life expectancy estimation service (the “LE Estimator”) on the first date that the Fund’s NAV is determined following the acquisition of each Life Settlement Policy.  Life expectancies will generally be estimated by the LE Estimator through a review of insureds’ medical data and demographic information as applied against average mortality and morbidity statistics for similarly situated persons.

The estimated life expectancy of each insured under a Life Settlement Policy will be re-evaluated thereafter at the earlier of:  (a) the end of the calendar quarter following the most recent evaluation of the insured’s life expectancy; or (b) certain medical or other events that, in the opinion of the Advisor or the LE Estimator may have a material effect on an insured’s life expectancy (e.g., death of the insured, the development of a serious unforeseen illness or a change in an insured’s prognosis, discovery of fraud or misrepresentation by the insured or medical advances that provide for a potential cure for the insured’s illness or an extension of the insured’s life).  Based upon the periodic reevaluation of life expectancies by the LE Estimator, the Valuation Agent will confirm or update, as necessary, the estimated value of the Fund’s portfolio of Life Settlement Policies subject to the oversight of the Valuation Committee and the Board.

In certain circumstances, the Advisor may be unable to obtain reliable valuations of one or more Life Settlement Policies from the Valuation Agent.  Such circumstances may include failure to obtain complete and current medical information with respect to insureds, uncertainties regarding the financial health of insurance companies responsible for payment of death benefits for Life Settlement Policies and other events or trends that create uncertainties with respect to valuation and/or payment of death benefits.  Under such circumstances, the Advisor will apply fair value pricing procedures approved by the Board to value the affected Life Settlement Policies.  These procedures will be based on factors that the Advisor deems relevant and may include prices of other life settlement policies of similar duration and similarly situated insureds.  However, to the extent the Advisor uses fair value pricing procedures to determine the value of Life Settlement Policies, information and values provided the independent, third-party LE Estimator and the Valuation Agent may be disregarded, and the values so determined may be materially different from those provided by the Valuation Agent.  The Board will regularly evaluate whether the Fund’s fair value pricing procedures for Life Settlement Policies continue to be appropriate in light of the specific circumstances of the Fund and the quality of the values obtained through their application by the Advisor.

REPORTS TO SHAREHOLDERS

The Fund will send to its shareholders unaudited semi-annual and audited annual reports within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

DISTRIBUTIONS AND TAXES

Distributions

The Fund will make distributions to shareholders in its sole discretion.  Information on the taxation of such distributions to shareholders is set forth under “-Taxes,” below.

Taxes

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a Fund shareholder that acquires, holds and/or disposes of Fund shares, and reflects provisions of the Code, existing regulations of the U.S. Department of the Treasury, rulings published by the Internal Revenue Service, and other applicable authority, as of the date of this Prospectus.  These authorities are subject to change by legislative or administrative action, possibly with retroactive effect.  The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice.  For more detailed information regarding tax considerations, see the SAI.

The Fund will not qualify as a RIC under Subchapter M of the Code because it will not satisfy the source of income (“Good Income”) requirement applicable to RICs.  The Good Income requirement mandates that the Fund, in order to qualify as a RIC, would have to receive 90% or more of its income each year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies.  Based on current applicable tax guidance, the income earned by the Fund from its investments in Life Settlement Policies will not constitute qualifying income under the Good Income test, and therefore the Fund will not qualify as a RIC.  As a result, the Fund will not obtain the advantages of the elimination (or, in some cases, reduced rate) of entity-level taxation applicable to RICs.  As a C corporation, the Fund is not permitted to deduct any dividends paid to shareholders in computing its federal taxable income.  However, as a C corporation, the Fund is not subject to the annual distribution requirements applicable to RICs, nor is it subject to the federal excise taxes applicable to RICs.

Because the Fund does not qualify as a RIC, it is taxed as a corporation under Subchapter C of the Code and is therefore subject to corporate-level federal income tax on all of its net taxable income at regular corporate income tax rates (current maximum of 35%).  Accordingly, the Fund will be subject to federal corporate income taxes on the full amount of its taxable income and gains.  As a C corporation, the Fund is not permitted to deduct any dividends paid to shareholders in computing its federal taxable income.  However, as a C corporation, the Fund may use ordinary losses to offset net capital gains and may carry-forward and carry-back net operating losses.

If the Fund makes any distributions to its shareholders, such distributions would be taxable to the shareholders as follows.  First, as ordinary income to the extent of the Fund’s current and accumulated earnings and profits.  For noncorporate shareholders, these Fund distributions should constitute “qualified dividends” eligible for taxation at the rates applicable to long-term capital gains (current maximum of 15%) if the noncorporate shareholder meets certain holding period requirements with respect to his or her Fund shares.  However, the current federal tax provisions applicable to “qualified dividends” are scheduled to expire for tax years beginning after December 31, 2010.  Second, to the extent any distribution exceeds the Fund’s current and accumulated earnings and profits, such distribution will be treated as (i) tax free return of capital to the extent of the shareholder’s basis in his or her Fund shares (with a corresponding reduction in basis, but not below zero), with (ii) the remaining balance of such distribution, if any, taxed as if resulting from the sale or exchange of the shareholder’s underlying Fund shares, which would generally result in capital gain for the shareholder (either short-term or long-term, depending upon the shareholder’s holding period for the underlying Fund shares).  Subject to certain limitations under the Code, distributions from the Fund to corporate shareholders should qualify for the intercorporate dividends-received deduction.

The foregoing briefly summarizes some of the important U.S. federal income tax consequences to shareholders of investing in the Fund’s shares and reflects the U.S. federal tax law as of the date of this Prospectus.  This section is not intended to be a full discussion of U.S. federal tax laws and the effect of such laws on you.  There may be other federal, state, foreign or local tax considerations applicable to a particular shareholder.  You are urged to consult your own tax adviser.

LEGAL COUNSEL

Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, Wisconsin 53202, serves as legal counsel to the Fund.  Godfrey & Kahn, S.C. does not represent potential investors with respect to their investment and the Fund.

ADDITIONAL INFORMATION

The Prospectus and SAI do not contain all of the information set forth in the Registration Statement that the Fund filed with the SEC (File No. 333-_______).  The complete Registration Statement may be obtained from the SEC at www.sec.gov.  See the cover page of this Prospectus for information about how to obtain a paper copy of the Registration Statement or SAI without charge.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Introduction	2
Investment Objective and Policies	2
Management of the Fund	9
Codes of Ethics	14
Proxy Voting Policies and Procedures	14
Investment Advisory and Other Services	15
Portfolio Manager	17
Portfolio Transactions	17
Taxation	19
Financial Statements	20

PRIVACY NOTICE

The Fund collects non-public personal information about you from the following sources:

•

Information we receive about you on applications or other forms;

•

Information you give us orally; and/or

•

Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is neither a prospectus nor an offer to sell these securities, and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION

BUTTONWOOD LIFE SETTLEMENT FUND

Common Shares of Beneficial Interest

____________

This Statement of Additional Information (“SAI”) is not a prospectus.  This SAI should be read in conjunction with the prospectus of Buttonwood Life Settlement Fund (the “Fund”), dated [●], 2010 (the “Prospectus”), as it may be supplemented from time to time.  Capitalized terms used but not defined in this SAI have the meanings given to them in the Prospectus.  This SAI does not include all information that a prospective investor should consider before purchasing the Fund’s securities.

You should obtain and read the Prospectus and any related Prospectus supplement prior to purchasing any of the Fund’s securities.  A copy of the Prospectus may be obtained without charge by calling the Fund toll-free at [●] or by visiting the Fund’s Internet web site at wwwbuttonwoodfunds.com.  Information on the Fund’s website is not incorporated herein by reference.  The registration statement of which the Prospectus is a part can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (“SEC”) at 100 F Street NE, Washington, D.C.  You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090.  The Fund’s filings with the SEC are also available to the public on the SEC’s Internet web site at www.sec.gov.  Copies of these filings may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street NE, Washington, D.C. 20549-0102.

____________

1792 SECURITIES, LLC

Statement of Additional Information dated [●], 2010

TABLE OF CONTENTS

INTRODUCTION	2
INVESTMENT OBJECTIVE AND POLICIES	2
MANAGEMENT OF THE FUND	9
CODES OF ETHICS	14
PROXY VOTING POLICIES AND PROCEDURES	14
INVESTMENT ADVISORY AND OTHER SERVICES	15
PORTFOLIO MANAGER	17
PORTFOLIO TRANSACTIONS	17
TAXATION	19
FINANCIAL STATEMENTS	20

INTRODUCTION

The Fund is a newly-organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company.  The Fund will operate as an interval fund under Rule 23c-3 of the 1940 Act and as such will offer to repurchase between 5% and 25% of its outstanding shares at their net asset value as of or prior to the end of each fiscal quarter.  The Fund currently offers one class of common shares of beneficial interest (“shares”).  The Fund’s board of trustees (the “Board”) has authority under the Fund’s Agreement and Declaration of Trust, dated as of June 10, 2010, to create and classify shares into separate classes or series and to classify and reclassify any series of shares into one or more classes without further action by the Fund’s shareholders.

Buttonwood Advisors, LLC (the “Advisor”) serves as the Fund’s investment adviser.  ALM Advisors, Inc. (the “Subadvisor”) serves as a subadviser to the Fund.  1792 Securities, LLC (the “Distributor”) serves as the Fund’s distributor.

The following information relates to and supplements the description of the Fund’s investment objective, investment strategies and related risks contained in the Prospectus.  See the Prospectus for a more complete description of the Fund’s investment objective, investment policies and related risks.  Investing in the Fund entails certain risks and there is no assurance that the Fund will achieve its investment objective.  Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

INVESTMENT OBJECTIVE AND POLICIES

Whenever an investment objective, policy or strategy of the Fund discussed in this SAI and in the Prospectus states a maximum (or minimum) percentage of the Fund’s assets that may be invested in any type of securities or asset class, the percentage is determined immediately after the Fund’s acquisition of that investment, except with respect to percentage limitations on borrowing.  In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund’s policies or restrictions.  If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

Fundamental Investment Policies

The Fund’s investment objective is fundamental and, therefore, may not be changed without the favorable vote of the holders of a majority of the outstanding voting securities of the Fund.  Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

In addition, the Fund has adopted a fundamental policy that it will make quarterly offers to repurchase between 5% and 25% of its outstanding shares at their net asset value (“NAV”).  For additional information regarding the Fund’s quarterly repurchases of its shares, see “Quarterly Repurchase Offers” in the Fund’s Prospectus.

2

In addition to the Fund’s investment objective and repurchase policy, the following investment restrictions of the Fund are designated as fundamental policies and as such may only be changed if the change is approved by the favorable vote of the holders of a majority of the Fund’s outstanding voting securities (as defined under the 1940 Act).

The Fund may not:

(1)

Issue senior securities other than (i) as permitted by applicable law; (ii) preferred shares that immediately after issuance will have asset coverage of at least 200%; (iii) indebtedness that immediately after issuance will have asset coverage of at least 300%; or (iv) borrowing permitted by investment restriction (2) below.

(2)

Borrow money, except in amounts not to exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) taken at market value.

(3)

Make loans, except through (a) the purchase of debt obligations, loan interests and other interests or obligations in accordance with the Fund’s investment objective and policies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions; or (c) loans as permitted by applicable law or pursuant to an exemptive order granted under the 1940 Act.

(4)

Act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

(5)

Purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of issuers that invest or deal in real estate, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate it has acquired as a result of the ownership of securities.

(6)

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies

The Board has adopted additional investment restrictions for the Fund.  These restrictions are operating policies of the Fund and may be changed by the Board without shareholder approval.  The additional restrictions adopted by the Board to date include the following:

(1)

The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.

(2)

The Fund may not mortgage, pledge, hypothecate or in any manner transfer any securities or other assets owned or held by the Fund except in connection with permitted borrowings (such borrowings not to exceed 33 1/3% of the value of the Fund’s total assets, including the amount borrowed) and in connection with margin deposits, security interests, liens and collateral arrangements with respect to transactions involving short sales, options, futures contracts and other permitted investment techniques.

3

(3)

The Fund may not purchase securities of other investment companies except in compliance with the 1940 Act.

Other Investment Strategies and Related Risks

Lending of Portfolio Securities

The Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio.  The value of the loaned securities may not exceed one-third of the Fund’s total assets and loans of portfolio securities are fully collateralized based on values that are marked-to-market daily.  The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.  The principal risk of portfolio lending is potential default or insolvency of the borrower.  In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.  The Fund may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon to the borrower or a placing broker.

In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Advisor considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution.  Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily.  Any securities that the Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest.  During the time securities are on loan, the borrower will pay the applicable Fund any accrued income on those securities (although any fee income representing dividend payments will not qualify for the special tax treatment currently applicable to “qualified dividends”), and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.  The Fund will be responsible for the risks associated with the investment of the cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligation to the borrower.  While the Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

Repurchase Agreements and Reverse Repurchase Agreements

The Fund may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed upon time and price (“repurchase agreements”).  During the term of the repurchase agreement, the Advisor will continue to monitor the creditworthiness of the seller and will require the seller to maintain the value of the securities subject to the repurchase agreement at not less than 102% of the repurchase price.  Default or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities.  The securities held subject to a repurchase agreement may have stated maturities exceeding one year, provided the repurchase agreement itself matures in less than one year.

The repurchase price under the repurchase agreements generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Fund’s custodian or in the Federal Reserve/Treasury book-entry system or other authorized securities depository.  Repurchase agreements are considered to be loans under the 1940 Act.

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The Fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements.  Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed to price.  At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest).  Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obliged to repurchase.  If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities.  During that time, the Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted.  Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of the Fund’s limitations on borrowing.

Investment in Non-U.S. Issuers

The Fund may invest its assets in U.S. dollar-denominated senior loans to borrowers that are organized or located in countries outside the United States.  Although the senior loans will require payment of interest and principal in U.S. dollars, these borrowers may have significant non-U.S. dollar revenues.  Investment in foreign borrowers involves special risks, including the following:  (i) less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile, meaning that, in a changing market, the Subadvisor may not be able to sell the Fund’s portfolio securities at times, in amounts or at prices it considers reasonable; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) possible seizure, expropriation or nationalization of the company or its assets; (vii) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and/or interest to investors located outside the U.S., due to blockage of foreign currency exchanges or otherwise; and (viii) withholding and other non-U.S. taxes may decrease the Fund’s return.  These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of Issuers in emerging markets.  Although the Fund may hedge its exposure to certain of these risks, including the foreign currency exchange rate risk, there can be no assurance that the Fund will enter into hedging transactions at any time or at times or under circumstances in which it might be advisable to do so.

Economies and social and political climates in individual countries may differ unfavorably from the United States.  Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions.  Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years.  Unanticipated economic, political and social developments may also affect the values of the Fund’s investments and the availability to the Fund of additional investments in such countries.

Floating Rate Loans

The Fund may invest its assets in unsecured floating rate loans or floating rate subordinated loans.  Floating rate loans typically are negotiated, structured, and originated by a bank or other financial institution (an “agent”) for a lending group or “syndicate” of financial institutions.  In most cases, the Fund relies on the agent to assert appropriate creditor remedies against the borrower.  The agent may not

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have the same interests as the Fund, and the agent may determine to waive certain covenants contained in the loan agreement that the Fund would not otherwise have determined to waive.  The typical practice of an agent relying on reports from a borrower about its financial condition may involve a risk of fraud by a borrower.  In addition, if an agent becomes insolvent or carries out its duties improperly, the Fund may experience delays in realizing payment and/or risk loss of principal and/or income on its floating rate loan investments.

Floating rate loans have interest rates which adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate (“LIBOR”).  LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.  In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks (“Prime Rate”) or the rate paid on large certificates of deposit traded in the secondary markets (“CD Rate”).  The interest rate on Prime Rate-based loans and corporate debt securities may float daily as the Prime Rate changes, while the interest rate on LIBOR or CD Rate-based loans and corporate debt securities may reset periodically.  If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement.  Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in the Fund’s net asset value as a result of changes in interest rates.

The secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price.  There is also a potential that there is no active market to trade floating rate loans and that there may be restrictions on their transfer.  As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value.  The secondary market may also be subject to irregular trading activity, wide price spreads, and extended trade settlement periods.  With respect to below-investment grade or unrated securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

Subordinated floating rate loans have the same characteristics as senior loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders.  In the event of default on a subordinated floating rate loan, the first priority lien holder has first claim to the underlying collateral of the loan.  It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund.  Because subordinated floating rate loans are subordinated and thus lower in priority of payment and/or in priority of lien to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the Borrower.  Subordinated floating rate loans generally have greater price volatility than senior loans and may be less liquid.

Unsecured floating rate loans generally have lower priority in right of payment compared to holders of secured debt of the borrower.  Unsecured floating rate loans are not secured by a security interest or lien to or on specified collateral securing the borrower’s obligation under the loan.  Unsecured floating rate loans by their terms may be or may become subordinate in right of payment to other obligations of the borrower, including senior loans, second lien loans and other secured loans.  Unsecured floating rate loans may have fixed or adjustable floating rate interest payments.  Because unsecured floating rate loans are subordinate to the secured debt of the borrower, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk.  Such investments generally are of below-investment grade quality.  Because unsecured floating rate loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the

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borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower.  Unsecured floating rate loans are expected to have greater price volatility than senior loans, second lien loans and other secured loans and may be less liquid.  There is also a possibility that originators will not be able to sell participations in unsecured floating rate loans, which would create greater credit risk exposure.

Asset-Backed Securities

The Fund may invest in certain types of asset-backed securities.  Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement).  Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term.  The securities are then privately placed or publicly offered.  Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement.  Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets.  The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value.  Value is also affected if any credit enhancement has been exhausted.

Structured Notes

The Fund may invest in structured notes.  Structured notes are derivative debt securities, the interest rate and/or principal of which is determined by an unrelated indicator.  The value of the principal of and/or interest on structured notes is determined by reference to changes in the return, interest rate or value at maturity of a specific asset, reference rate or index (the “reference instrument”) or the relative change in two or more reference instruments.  The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference instruments.  Structured notes may be positively or negatively indexed, so that an increase in value of the reference instrument may produce an increase or a decrease in the interest rate or value of the structured note at maturity.  In addition, changes in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such note may be very volatile.  Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument.  Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities.  In order to cover structured notes, the Fund, to the extent required by the SEC, will segregate any such assets, either physically or by “earmarking” them as segregated in accordance with SEC positions, to cover its obligations with respect to such instruments.

Shares of Other Investment Companies

The Fund may invest in shares of other investment companies, including money market mutual funds, other mutual funds or exchange-traded funds (“ETFs”).  The Fund’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity.  The Fund limits its investments in securities issued by other investment companies in accordance with the 1940 Act.  Section

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12(d)(1) of the 1940 Act precludes the Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund (such limits do not apply to investments in money market funds).  However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%.

If the Fund invests in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.  In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.  In addition to the advisory and operational fees the Fund bears directly in connection with their own operation, the Fund also bears its pro rata portion of the advisory and operational expenses incurred indirectly through investments in other investment companies.

Equity Securities

An equity security (such as a stock, partnership interest or other beneficial interest in an issuer) represents a proportionate share of the ownership of a company.  Its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions.  Common stocks and preferred stocks are examples of equity securities.  Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets.  Some preferred stocks may be convertible into common stock.

The risks of investing in companies in general include business failure and reliance on erroneous reports.  To the extent the Fund is invested in the equity securities of small- or medium-size companies, directly or indirectly, it will be exposed to the risks of smaller sized companies.  Small- and medium-size companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies.  Furthermore, those companies often have limited product lines or services, markets or financial resources, or are dependent on a small management group.  In addition, because these securities are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

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Convertible Securities

The Fund may invest in convertible securities.  A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer.  Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.  While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

MANAGEMENT OF THE FUND

The Board is comprised of trustees and is responsible for the overall management of the Fund, including general supervision and review of the Fund’s investment activities.  The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund’s day-to-day operations.  The Fund does not normally hold shareholders’ meetings except when required by the 1940 Act or other applicable law.

Board Leadership Structure

The Board is comprised of three trustees in total, including one trustee who is an “interested person” of the Trust as that term is defined in the 1940 Act (an “Interested Trustee”) and two trustees that are each not an “interested person” of the Trust as that term is defined in the 1940 Act (each, an “Independent Trustee”).  The two Independent Trustees comprising the Board include Tom S. Hunse and Thomas I. Smythe, Jr.  The one Interested Trustee comprising the Board is David C. Dameron.  The Fund’s Chairman, Mr. Dameron, is an Interested Trustee by virtue of his positions with the Fund, the Advisor and the Distributor.  The Fund has not appointed a lead Independent Trustee.

The Board has established two standing committees, the audit committee and the valuation committee, which are discussed in greater detail under “Board Committees,” below.  Both of the Independent Trustees are members of the Audit Committee.  Inclusion of both Independent Trustees as members of the Audit Committee allows both such Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes.

In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees select and nominate all candidates for Independent Trustee positions.  Each trustee was appointed to serve on the Board because of his experience, qualifications, attributes and/or skills as set forth in the subsection “Trustee Qualifications,” below.  The Board reviews its leadership structure regularly.  The Board believes that its leadership structure is appropriate and effective in light of the size of the Fund and the structure of the Trust and the nature of their business and industry practices.

The Board’s role is one of oversight rather than day-to-day management of the Fund.  The Board’s committee structure assists with this oversight function.  The Board’s oversight extends to the Fund’s risk management processes.  Those processes are overseen by the Fund’s officers, including its President and Chief Compliance Officer (“CCO”), who regularly report to the Board on a variety of matters at Board meetings.

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The Advisor reports to the Board, on a regular and as-needed basis, on actual and possible risks affecting the Fund and the Trust as a whole.  These reports include discussions of various elements of risk, including investment, credit, liquidity, valuation, operational and compliance risks, as well as any overall business risks that could impact the Fund.

The Board has appointed the CCO, who reports directly to the Board and who participates in the Board’s regular meetings.  In addition, the CCO presents an annual report to the Board in accordance with the Fund’s compliance policies and procedures.  The CCO, together with the Fund’s other officers, regularly discusses risk issues affecting the Fund during Board meetings.  The CCO also provides updates to the Board on the operation of the Fund’s compliance policies and procedures and on how these procedures are designed to mitigate risk.  Finally, the CCO and/or other officers of the Fund report to the Board in the event any material risk issues arise in between Board meetings.

Officers and Trustees

The name and age of the officers and trustees, as well as their positions with the Fund, and principal occupations during the past five years are shown below.  Each trustee serves for an indefinite term, until that person resigns and/or a successor is elected and qualified.  Officers are elected by the Board.  Each trustee oversees the Fund, the sole portfolio in the Trust.  The address of each trustee and officer is 716 East Greenville Street, Anderson, South Carolina 29621.  Ages of the officers and trustees are provided as of [●], 2010.

Independent Trustees

Name and Age	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Tom S. Hunse Age: 60	Independent Trustee	Indefinite Term; Since Inception

President, Parkitt & Whaite, Inc., an

alternative investment firm

(September 2009-present); President,

Hunse Management, Inc. ([●]-

present); Member, Hunse

Investments, LP, a family office ([●]-

present); President, Hunse Holdings,

Inc. ([●]-present); Director,

Compliance Depot LLC, a vendor

compliance management company

(January 2009-present); Partner,

Pinnacle China Fund, an alternative

investment fund (2005-2008); Partner,

The Pinnacle Fund, L.P., an

alternative investment fund (1996-

2008).

None

Thomas I. Smythe, Jr. Age: 47	Independent Trustee	Indefinite Term; Since Inception	Associate Professor of Business and Accounting, Furman University (2001-present).	None

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Interested Trustee and Officers

Name and Age	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

David C. Dameron* Age: 45	Chairman, President, Treasurer and Secretary	Indefinite Term; Since Inception

Managing Member, Buttonwood

Advisors, LLC (June 2010-present);

Managing Member, Buttonwood

Holdings, LLC, parent entity of the

Advisor (December 2009-present);

Managing Member, 1792 Securities,

LLC (December 2009-present);

Managing Member, Liberty Advisors,

LLC, d/b/a EPS Advisors, LLC, an

investment management firm

(January 2008-present); Branch

Manager, Spire Investment Partners,

LLC, a financial services holding

company (October 2009-April 2010);

CCO, ERISA Plan Services, Inc., an

investment management firm (May

2001-January 2010); CCO, Hamilton

Joseph Advisors, LLC, n/k/a Elliot

Davis Investment Advisors, an

investment management firm (April

2006-March 2009); CCO, GNI

Capital, Inc., an investment

management firm (April 2006-March

2009); President, COO and CCO,

Atlantic Capital Securities, LLC,

d/b/a Elliot Davis Brokerage Services,

LLC, a broker-dealer (August 2008-

March 2009); CCO, American

Securities Group, Inc., a broker-dealer

(April 2006-October 2008; April

2009-September 2009).

None

David E. Scott Age: 39	Chief Compliance Officer	Indefinite Term; Since Inception

Managing Member, D.E. Scott &

Associates, LLC, a regulatory

consulting firm (December 2005-

present); CCO, USA MUTUALS, a

registered open-end investment

company (2007-present); CCO,

Strategic Value Partners, LLC, an

alternative investment firm (August

2004-December 2005).

N/A

_________________________

*Mr. Dameron is an Interested Trustee of the Fund by virtue of his positions with the Advisor and the Distributor.

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Trustee Qualifications

The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board’s conclusion that each individual identified below is qualified to serve as a trustee of the Fund.

Tom S. Hunse.  Mr. Hunse has served as a Trustee of the Fund since its inception.  He is the founder and President of Parkitt & Whaite, Inc., an alternative investment firm specializing in life settlement transactions.  Mr. Hunse is an active private investor through various family office entities, serving as President of Hunse Management, Inc., Member of Hunse Investments, LP and President of Hunse Holdings, Inc. since [●].  He has served as a director since January 2009, and as Chairman from February 2009 to June 2009, of Compliance Depot LLC, a vendor compliance management firm.  From 2005 to 2008 and from 1996 to 2008, Mr. Hunse served as a Partner of Pinnacle China Fund and The Pinnacle Fund, L.P., respectively, each an alternative investment fund.  Through his business and investment management experience, including his experience in the life settlements industry, Mr. Hunse is experienced with financial, accounting, regulatory and investment matters.  Such experience helps Mr. Hunse exercise the business judgment necessary to fulfill the requirements and obligations of his Board position and to effectively evaluate Fund management.

Thomas I. Smythe, Jr.  Dr. Smythe has served as a Trustee of the Fund since its inception.  Since 2001, he has served as an Associate Professor of Business and Accounting at Furman University, where his primary area of research expertise focuses on mutual funds and corporate governance.  Dr. Smythe earned his Ph.D. in Finance from the University of South Carolina.  Through his business experience and his experience in the investment management industry, Dr. Smythe is experienced with financial, accounting, regulatory and investment matters.  Such experience helps Dr. Smythe exercise the business judgment necessary to fulfill the requirements and obligations of his Board position and to effectively evaluate Fund management.

David C. Dameron.  Mr. Dameron has served as a Trustee of the Fund since its inception.  Mr. Dameron has also served as Managing Member of the Advisor since it was organized in June 2010 and Managing Member of the Distributor since December 2009.  He has served as Managing Member of Liberty Advisors, LLC, d/b/a EPS Advisors, LLC, a SEC-registered investment adviser, since January 2008.  Mr. Dameron served as Branch Manager for Spire Investment Partners, LLC, a financial services holding company, from October 2009 to April 2010.  He served as CCO for ERISA Plan Services, Inc. a SEC-registered investment adviser, from May 2001 to January 2010.  Mr. Dameron served as CCO for Hamilton Joseph Advisors, LLC, n/k/a Elliot Davis Investment Advisors, a SEC-registered investment adviser, from April 2006 to March 2009.  He served as CCO for GNI Capital, Inc., a SEC-registered investment adviser, from April 2006 to March 2009.  Mr. Dameron served as President, Chief Operating Officer and CCO for Atlantic Capital Securities, LLC, d/b/a Elliot Davis Brokerage Services, LLC, a registered broker-dealer, from August 2008 to March 2009.  He served as CCO for American Securities Group, Inc., a registered broker-dealer, from April 2006 to October 2008 and again from April 2009 to September 2009.  Through his business and investment management experience, Mr. Dameron is experienced with financial, accounting, regulatory and investment matters.  Such experience helps Mr. Dameron exercise the business judgment necessary to fulfill the requirements and obligations of his Board position.

Board Committees

As part of its oversight responsibilities of the Fund and the Advisor, the Board has established certain committees.  As of [●], 2010, the committees of the Board include the audit committee and the valuation committee.

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Audit Committee.  The audit committee is comprised of Tom S. Hunse and Thomas I. Smythe, Jr. (Chairman), each of whom is an Independent Trustee.  The primary functions of the audit committee are to provide oversight regarding the Fund’s accounting and financial reporting policies and practices, including the selection of the independent registered public accounting firm to be retained to perform the annual audit of the Fund, reviewing the results of the audit and the Fund’s internal controls, and approving in advance all permissible non-audit services performed by the independent auditors.  The audit committee acts as a liaison between the Fund’s independent registered public accounting firm and the full Board.  As the Fund is new, the audit committee has not yet met with respect to the Fund.

Valuation Committee.  The valuation committee is comprised of Thomas I. Smythe, David C. Dameron and David E. Scott.  The Board approved valuation and liquidity procedures for the Fund, which set forth the valuation committee operating procedures.  The valuation committee oversees implementation of the Fund’s valuation and liquidity procedures and makes fair valuation determinations on behalf of the Board pursuant to such procedures.  The valuation committee will meet as necessary.  As the Fund is new, the valuation committee has not yet met with respect to the Fund.

The Board may from time to time establish additional committees as deemed in the best interest of the Fund.

Trustee Compensation

Interested Trustees and fund officers are not compensated by the Fund.  The Fund pays Independent Trustees $[●] per year and reimburses reasonable travel and expense costs related to attending meetings.  Independent Trustees who serve as members of the audit committee receive an additional $[●] per year.  The Fund has not established a pension or retirement plan for trustees.  The following table provides the estimated fees expected to be paid to the Independent Trustees by the Fund for the fiscal year ending December 31, 2010:

Name of Trustee	Aggregate Compensation From Fund
Tom S. Hunse	$[●]
Thomas I. Smythe, Jr.	$[●]

Trustee Ownership of Fund Shares

The following tables provide the dollar range of equity securities of the Fund beneficially owned by the trustees as of the date of this SAI:

Name of Trustee	Dollar Range of Fund Shares Owned
Tom S. Hunse	None
Thomas I. Smythe, Jr.	None
David C. Dameron	None

The officers and trustees of the Fund, as a group, did not own any of the Fund’s outstanding shares as of the date of this SAI.

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None of the Independent Trustees (nor any of their immediate family members) owned beneficially or of record any class of securities of the Advisor, the Subadvisor or the Distributor, or any of their affiliates.  None of the Independent Trustees (nor any of their immediate family members) have a direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Subadvisor, the Distributor, or any of their affiliates.

Control Persons and Principal Shareholders

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by the Fund.  As of the date of this SAI, there were no principal shareholders or control persons of the Fund.

CODES OF ETHICS

The Fund, the Advisor, the Subadvisor and the Distributor each have adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act.  Each code of ethics applies to the personal investing activities of the trustees, directors, officers and certain employees of the Fund, the Advisor, the Subadvisor or the Distributor (“Access Persons”), as applicable.  Each code of ethics is designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons.  Each code of ethics permits Access Persons to trade securities for their own accounts, including securities that may be purchased or held by the Fund, and generally requires them to report their personal securities.  Each code of ethics will be included as an exhibit to the Fund’s registration statement, which will be on file with the SEC, and available as described on the cover page of this SAI.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Advisor in accordance with the Proxy Voting Policies and Procedures (the “Policies”) adopted by the Advisor.  Proxies are voted according to the Advisor’s written guidelines and consistent with the Advisor’s fiduciary responsibility with respect to securities owned by clients for which it serves as investment adviser and for which it has the power to vote proxies.  In addition to addressing such general areas as elections of directors and auditors, corporate governance, and proposed reorganizations, these guidelines describe how the voting of proxies is to be resolved in the event that a material conflict of interest is identified.  Where a proxy proposal raises a material conflict between the Advisor’s interests and the Fund’s interests, the Advisor will resolve the conflict by using any of the following methods:  (i) adopting a policy of disclosing the conflict to the Board and obtaining its consent before voting; (ii) basing the proxy vote on pre-determined voting guidelines if the application of the guidelines to the matter presented involves minimal discretion on the part of the Advisor; or (iii) using the recommendations of an independent third party.

The Fund is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the most recent 12-month period ending June 30.  The Fund’s proxy voting record is available without charge, upon request, by calling the Fund toll-free at [●] and on the SEC’s website at www.sec.gov.

14

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Fund’s investment adviser is Buttonwood Advisors, LLC, a South Carolina limited liability company organized in June 2010.  The Advisor is located at 98 Mill Plain Road, Danbury, Connecticut 06811.  Subject to the supervision and control of the Board, the Advisor serves as the Fund’s investment adviser, pursuant to an investment advisory agreement (the “Advisory Agreement”).  The Advisory Agreement was approved by the Board (including a majority of the Independent Trustees, as defined above), at a meeting held in person on [●], 2010, and approved on that date by the then sole shareholder of the Fund.

David C. Dameron serves as Managing Member of the Advisor and has a controlling interest in the Advisor through his ownership interest in the Advisor’s parent entity, Buttonwood Holdings, LLC.  Mr. Dameron also serves as Managing Member of the Distributor.  Mr. Dameron has held senior positions at multiple investment advisory firms, including advisors to other mutual funds.

The Advisor is responsible for: (1) developing and implementing the Fund’s investment program, (2) managing the Fund’s investment portfolio, and (3) providing various management and administrative services to the Fund.  The Advisory Agreement provides that, in consideration for providing certain management services (provided by the Advisor or an affiliate) and administrative services (provided by the Advisor or an affiliate), the Advisor will be entitled to receive the management fee (“Management Fee”), computed at the annual rate of 1.25% of the Fund’s average daily net assets.  The Management Fee arrangement between the Fund and the Advisor was also approved in person by the Board (including a majority of the Independent Trustees), and approved on that date by the then sole shareholder of the Fund, on [●], 2010.

Those certain administrative services provided by the Advisor (or an affiliate) will include: providing office space and other support services and personnel as necessary to operate the Fund; supervising the entities retained to provide administrative and custody services to the Fund; providing shareholders with information concerning their investments; preparing investor communications; assisting in the drafting and updating of disclosure documents relating to the Fund and in the preparation of the Fund’s offering materials; maintaining and preserving certain records of the Fund (or supervising the entities retained to provide such record-keeping services); preparing and filing various materials with state and federal regulators and assisting in the preparation and filing of tax returns for the Fund; providing, or arranging for the provision of, legal and regulatory advice in connection with administrative functions; monitoring compliance with regulatory requirements and with the Fund’s investment objective, policies and restrictions; reviewing accounting records and financial reports of the Fund; assisting with the preparation of the Fund’s financial reports and acting as liaison with the Fund’s custodian, administrator, transfer agent and independent auditor; coordinating and organizing meetings of the Board and of shareholders (if any); preparing materials and reports for use in connection with meetings of the Board; assisting the Fund or its agents in conducting offers to repurchase shares; and reviewing and arranging for payment of the Fund’s expenses.

The Advisory Agreement provides for indemnification by the Fund of the Advisor and its affiliates and any of its respective officers, directors, employees, members and agents from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) incurred by them in connection with, or resulting from, their actions or inactions in connection with the performance of or under the Advisory Agreement.  Indemnification is only available to the extent the loss, claim, damage liability or expense did not result from willful misfeasance, bad faith or gross

15

negligence in the performance by the persons seeking indemnification of their duties, or the reckless disregard of their obligations and duties, under the Advisory Agreement.

The Advisory Agreement provides that it will continue in effect for two years from the Fund’s commencement of operations and that, after the initial period of effectiveness, will continue in effect for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Board who are not parties to the agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such continuance, and either:  (i) the vote of a majority of the outstanding shares of the Fund; or (ii) the vote of a majority of the full Board.  The Advisory Agreement also provides that it may be terminated at any time, without the payment of any penalty, either by:  (i) the Fund, by action of the Board or by vote of a majority of the outstanding shares of the Fund, on 60 days’ written notice; or (ii) the Advisor on 90 days’ written notice to the Fund.  The Advisory Agreement will terminate immediately in the event of its “assignment” (as defined in the 1940 Act).  A discussion regarding the Board’s approval of the Advisory Agreement and the factors the Board considered will be included in the Fund’s next annual or semi-annual report to shareholders.

Subadvisor

ALM Advisors, Inc. serves as a subadvisor to the Fund and manages that portion of the Fund’s portfolio consisting of debt securities.  The Subadvisor is located 300 North Lake Avenue, Suite 420, Pasadena, California 91101.  Jeffery G. Rollert owns 100% of the outstanding voting shares of the Subadvisor.  The Subadvisor managed approximately $43 million in assets as of March 30, 2010.

The Advisor compensates the Subadvisor from the investment advisory fees it receives from the Fund pursuant to the Advisory Agreement.  Although the Subadvisor’s activities are subject to oversight by the Board and the officers of the Fund, neither the Board, the officers nor the Advisor evaluate the investment merits of the Subadvisor’s individual security selections.  The Subadvisor has complete discretion to purchase, manage and sell portfolio securities for that portion of the Funds’ portfolio that it manages, subject to the Fund’s investment objectives, policies and limitations.

Administrator, Accounting Agent and Transfer Agent

U.S. Bancorp Fund Services, LLC (“USBFS”) will serve as the Fund’s administrator and will provide various administration, fund accounting and taxation services to the Fund.  USBFS will also provide transfer agency services to the Fund.  The principal business address of USBFS is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Custodian

U.S. Bank, National Association (“U.S. Bank”) will serve as the Fund’s custodian.  The principal business address of U.S. Bank is located at 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212.

Legal Counsel

Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, Wisconsin 53202, serves as counsel to the Fund.

16

Independent Registered Public Accounting Firm

[●] will serve as the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements.  The principal business address of [●] is located at [●].

PORTFOLIO MANAGER

David C. Dameron has served as the Fund’s portfolio manager (the “Portfolio Manager”) since its inception.  As of the date of this SAI, the Portfolio Manager did not manage any other registered investment companies, other pooled investment vehicles or other accounts.

Compensation

The Portfolio Manager will receive a base salary from the Adviser.  In addition, as an owner of the Advisor, the Portfolio Manager is also entitled to compensation payments made based on the Advisor’s revenues which will be paid annually or semi-annually by the Advisor.  The amounts of such payments are tied to a subjective determination as to the overall contribution to the Advisor, but are not specifically related to the investment performance of the Fund.

Conflicts of Interest

The Advisor, including the Portfolio Manager specifically, may in the future manage additional registered investment companies, private accounts and unregistered private investment funds which may or may not have similar strategies to that of the Fund.  This may give rise to potential conflicts of interest in connection with the management of the Fund’s investments on the one hand and the investments of the other accounts on the other.  A possible conflict could include the Portfolio Manager’s knowledge about the size, timing and possible market impact of the Fund’s trades, whereby the Portfolio Manager could use this information to the advantage of another account and to the disadvantage of the Fund.  In addition, the Portfolio Manager could potentially favor one account over another, including the Fund.

Fund Shares Owned by the Portfolio Manager

As of the date of this SAI, the Portfolio Manager did not own any Fund shares.

PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement, the Advisor, together with the Subadvisor, determines which investments are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions.

Life Settlement Policies Transactions

Decisions regarding the purchase and sale of Life Settlement Policies for the Fund are made by the Advisor, subject to the supervision of the Board.  Most Life Settlement Policies are offered through a competitive bidding process.  The Advisor will generally bid for Life Settlement Policies that meet certain criteria, taking into account the Fund’s investment objectives.  The bid price (total outlay including fees and costs) is computed using the information provided in the Life Settlement Policy contract, the medical underwriting report and the insurance company premium illustration, in order to estimate an acceptable internal rate of return from the Life Settlement Policy for the Fund.  The Advisor will be advised of the bids received from competitors and will be asked to review its bid should the original bid not be successful.  The Advisor will continuously monitor its bidding strategies to ensure Life Settlement

17

Policies are purchased at the lowest possible prices.  When the Advisor approves the acquisition of a Life Settlement Policy, it will authorize the preparation of a policy purchase and sales agreement, which will be forwarded to U.S. Bank, the Fund’s custodian, once it is finalized.

Other Portfolio Securities Transactions

Transactions in equity securities for the Fund will occur on domestic stock exchanges.  Transactions on stock exchanges involve the payment of brokerage commissions.  Such commissions are negotiated.  In the case of securities in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.  Over-the-counter transactions will generally be placed directly with a principal market maker, although the Fund may place an over-the-counter order with a broker dealer if a better price (including commission) and execution are available.  It is anticipated that most purchase and sale transactions involving debt securities will be with the issuer or an underwriter or with major dealers in such securities acting as principals.  Such transactions are normally effected on a net basis and generally do not involve payment of brokerage commissions.  However, the cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter.  Purchases or sales from dealers will normally reflect the spread between the bid and ask price.

In selecting brokers to effect transactions on behalf of the Fund, the Advisor and the Subadvisor seek to obtain the best price and execution, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, and the scope and quality of brokerage services provided.  Although the Advisor and the Subadvisor will generally seek reasonably competitive commission rates, the Advisor and the Subadvisor will not necessarily pay the lowest commission available on each transaction.  Neither the Advisor nor the Subadvisor have an obligation to deal with any broker or group of brokers in executing transactions in portfolio securities.

Consistent with the principle of seeking best price and execution, the Advisor and the Subadvisor may place brokerage orders on behalf of the Fund with brokers that provide supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.  A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Advisor and/or the Subadvisor determine in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor and/or the Subadvisor to the Fund and other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term.  In no instance, however, will the Fund’s securities be purchased from or sold to the Advisor, the Subadvisor, or their respective affiliates, except to the extent permitted by the SEC or by applicable law.  Information and research received from such brokers will be in addition to, and not in lieu of the services required to be performed by the Advisor under the Advisory Agreement, and the Subadvisor under the Subadvisory Agreement.  The expenses of the Advisor and the Subadvisor are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Advisor, the Subadvisor or their respective affiliates in providing services to clients other than the Fund.  In addition, not all of the supplemental information is used by the Advisor or the Subadvisor in connection with the Fund.  Conversely, the information provided to the Advisor, the Subadvisor or their affiliates by brokers or dealers through which other clients of the Advisor, the Subadvisor or their respective affiliates effect securities transactions may be useful to the Advisor or the Subadvisor in providing services to the Fund.

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The Fund did not pay brokerage commissions during the past three fiscal years, as the Fund has not commenced operations as of the date of this SAI.

Portfolio Turnover

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action.  Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to above-average transaction costs and could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (currently as high as 35%).  To the extent that the Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund and may result in a greater number of taxable transactions.

TAXATION

The Fund is taxable as a C corporation under subchapter C of the Internal Revenue Code of 1986, as amended (the “Code”), and is therefore subject to corporate-level federal income tax on all of its income at regular corporate federal income tax rates.  Currently, the maximum corporate federal income tax rate is 35%.  As a C corporation, the Fund may use ordinary losses to offset net capital gains and may carry-forward and carry-back net operating losses.

The Fund will not qualify as a regulated investment company (“RIC”) under Subchapter M of the Code because it will not satisfy the source-of-income (“Good Income”) requirement applicable to RICs.  The Good Income requirement mandates that the Fund, in order to qualify as a RIC, would have to receive 90% or more of its income each year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies.  Based on current authorities, the income earned by the Fund from Life Settlement Policies will not constitute qualifying income under the Good Income test, and therefore the Fund does not qualify as a RIC.  As a result, the Fund will not obtain the advantages of the elimination (or, in some cases, reduced rate) of entity-level taxation applicable to RICs.  As a C corporation, the Fund is not permitted to deduct any dividends paid to shareholders in computing its federal taxable income.  However, as a C corporation, the Fund is not subject to the annual distribution requirements applicable to RICs, nor is it subject to the federal excise taxes specifically applicable to RICs.

Any distributions from the Fund to the shareholders will be taxable as follows.  First, as ordinary income to the extent of the investor’s ratable share of the Fund’s current and accumulated earnings and profits.  For noncorporate shareholders, these Fund distributions should constitute “qualified dividends”  eligible for taxation at the rates applicable to long-term capital gains (current maximum of 15%) if the noncorporate shareholder meets certain holding period requirements with respect to his or her Fund shares.  However, the current federal tax provisions applicable to “qualified dividends” are scheduled to expire for tax years beginning after December 31, 2010.  Second, to the extent any distribution exceeds the Fund’s current and accumulated earnings and profits, such distribution will be treated as (i) tax free return of capital to the extent of the shareholder’s basis in his or her Fund shares (with a corresponding reduction in basis, but not below zero), with (ii) the remaining balance of such distribution, if any, taxed

19

as if resulting from the sale or exchange of the shareholder’s underlying Fund shares, which would generally result in capital gain for the shareholder (either short-term or long-term, depending upon the shareholder’s holding period for the underlying Fund shares).  Subject to certain limitations under the Code, distributions from the Fund to corporate shareholders should qualify for the intercorporate dividends-received deduction.  Shareholders will be advised annually as to the federal tax status of all distributions made by the Fund for the preceding year.

Shareholders who sell, exchange or redeem shares generally will have a capital gain or loss from the sale, exchange or redemption. The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount received from the sale, exchange or redemption and how long the shares were held by a shareholder.  If you purchase Fund shares within 30 days before or after selling, exchanging, or redeeming other Fund shares at a loss, all or part of your loss will not be deductible and will instead increase the basis of the newly-purchased shares.

Except in the case of certain exempt shareholders, if a shareholder does not furnish the Fund with the shareholder’s correct taxpayer identification number and certain certifications or if the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from the shareholder’s distributions and redemption proceeds (currently at a rate of 28% for U.S. residents).  Foreign taxpayers (including nonresident aliens) are generally subject to a flat withholding rate of 30% on U.S. source income.  This withholding rate may be lower under the terms of a tax convention.

The foregoing briefly summarizes some of the important U.S. federal income tax consequences to shareholders of investing in the Fund’s shares and reflects the federal tax law as of the date of this SAI.  This section is not intended to be a full discussion of U.S. federal tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations applicable to a particular shareholder. You are urged to consult your own tax adviser.

FINANCIAL STATEMENTS

Auditor financial statements will be provided by pre-effective amendment.

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BUTTONWOOD LIFE SETTLEMENT FUND

PART C

OTHER INFORMATION

Item 25.

Financial Statements and Exhibits

(1)

Financial Statements

Reference is made to the financial statements of the Registrant (included in Part B of the Registrant’s Registration Statement) to be filed by amendment.

(2)

Exhibits

See “Exhibit Index.”

Item 26.

Marketing Arrangements

Reference is made to the Form of Distribution Agreement (Exhibit h) to be filed by amendment.

Item 27.

Other Expenses of Issuance and Distribution

The approximate expenses in connection with the offering are as follows:

Registration and Filing Fees	$[●]
Distributor’s Expense Reimbursement	[●]
Printing	[●]
Accounting Fees and Expenses	[●]
Legal Fees and Expenses	[●]
Miscellaneous Expenses	[●]
Total	$[●]

Item 28.

Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 29.

Number of Holders of Securities

Set forth below is the number of record holders as of [●], 2010 of each class of securities of the Registrant:

Title of Class	Number of Record Holders

Common Shares of Beneficial Interest	[●]

Item 30.

Indemnification

Reference is made to Section 2 of Article VII of the Registrant’s Agreement and Declaration of Trust (the “Declaration of Trust”), filed herewith as Exhibit a.2, and Article XIV of the Registrant’s By-Laws, filed herewith as Exhibit b.

Pursuant to Rule 484 under the Securities Act of 1933, as amended (the “Act”), the Registrant furnishes the following undertaking:  “Insofar as indemnification for liabilities arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer, or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.”

The Registrant hereby undertakes that it will apply the indemnification provisions of the Declaration of Trust and By-Laws in a manner consistent with Investment Company Act Release No. 11330, “Indemnification by Investment Companies,” so long as the interpretation therein of Sections 17(h) and 17(i) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), remains in effect.

The Registrant will maintain insurance on behalf of any person who is an independent trustee, officer, employee, or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position.  However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Item 31.

Business and Other Connections of Investment Adviser

Besides serving as investment advisor to the Registrant, Buttonwood Advisors, LLC (the “Advisor”) is not currently and has not during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.  The principal business address of the Advisor is 98 Mill Plain Road, Danbury, Connecticut 06811.  Information regarding the business, profession, vocation or employment of a substantial nature of the Advisor’s directors and officers is hereby incorporated by reference to the information contained under “Management” in Part B of the Registration Statement and Part I of the Advisor’s Uniform Application for Investment Adviser Registration (“Form ADV”) on file with the SEC.  The Adviser’s Form ADV, Part I, may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Besides serving as subadvisor to the Registrant and other private accounts, ALM Advisors, LLC (the “Subadvisor”) is not currently and has not during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.  The principal business address of the Subadvisor is 300 North Lake Avenue, Suite 420, Pasadena, California 91101.  Information regarding the business, profession, vocation or employment of a substantial nature of the Subadvisor’s directors and officers is hereby incorporated by reference to the information contained in the Subadvisor’s Form ADV on file with the SEC.  The Subadvisor’s Form ADV, Part I, may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32.

Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act and the rules thereunder are maintained in the following locations:

Records Relating to:	Are Located at:

Registrant’s Investment Advisor	Buttonwood Advisors, LLC 98 Mill Plain Road Danbury, Connecticut 06811

Registrant’s Subadvisor	ALM Advisors, Inc. 300 North Lake Avenue, Suite 420 Pasadena, California 91101

Registrant’s Distributor	1792 Securities, LLC 716 East Greenville Street Anderson, South Carolina 29621

Registrant’s Custodian	U.S. Bank, National Association 1555 North River Center Drive, Suite 302 Milwaukee, Wisconsin 53212

Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Item 33.

Management Services

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 34.

Undertakings

1.

The Registrant undertakes to suspend the offering of its shares until it amends its Prospectus if:  (1) subsequent to the effective date of this Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this Registration Statement; or (2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

2.

The Registrant undertakes to file a post-effective amendment with certified financial statements showing the initial capital received before accepting subscriptions from more than 25 persons in accordance with Section 14(a)(3) of the 1940 Act.

3.

Not applicable.

4.

The Registrant undertakes:

a.

to file, during any period in which offers or sales are being made, a post-effective amendment to the Registration Statement:  (1) to include any prospectus required by Section 10(a)(3) of the Securities Act; (2) to reflect in the Prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and (3) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

b.

that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

c.

to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d.

that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C:  each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the Registration Statement as of the date it is first used after effectiveness.  Provided, however, that no statement made in a registration statement or prospectus that is part of the Registration Statement or made in a document incorporated or deemed incorporated by reference into the Registration Statement or prospectus that is part of the Registration Statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the Registration Statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

e.

that, for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this Registration Statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser: (1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act; (2) the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.

The Registrant undertakes that:

a.

for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

b.

for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.

The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Anderson and State of South Carolina on the 7th day of September, 2010.

BUTTONWOOD LIFE SETTLEMENT FUND (Registrant)

By:  /s/ David C. Dameron

David C. Dameron

President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on September 7, 2010 by the following person in the capacities indicated.

Signature	Title

/s/ David C. Dameron David C. Dameron	Chairman, President, Treasurer and Secretary (principal executive, financial and accounting officer)

EXHIBIT INDEX

Exhibit No.	Exhibit	Incorporated by Reference to	Filed Herewith

(a.1)	Certificate of Trust		X

(a.2)	Agreement and Declaration of Trust		X

(b)	By-Laws		X

(c)	Voting Trust Agreement – Not Applicable

(d)	Instruments Defining the Rights of Security Holders – Incorporated by reference to the Agreement and Declaration of Trust (Exhibit a.2) and By-Laws (Exhibit b)

(e)	Dividend Reinvestment Plan – Not Applicable

(f)	Instruments Defining the Rights of Long-Term Debt Holders – Not Applicable

(g.1)	Investment Advisory Agreement Between Registrant and Buttonwood Advisors, LLC*

(g.2)	Subadvisory Agreement between Buttonwood Advisors, LLC and ALM Advisors, Inc.*

(h)	Form of Distribution Agreement*

(i)	Bonus or Profit Sharing Contracts – Not Applicable

(j)	Form of Custody Agreement*

(k.1)	Form of Fund Administration Servicing Agreement*

(k.2)	Form of Fund Accounting Servicing Agreement*

(k.3)	Form of Transfer Agent Servicing Agreement*

(l)	Opinion and Consent of Counsel*

(m)	Non-Resident Consent to Service of Process – Not Applicable

(n)	Consent of Independent Registered Public Accounting Firm*

(o)	Omitted Financial Statements – Not Applicable

(p)	Initial Subscription Agreement*

(q)	Model Plan – Not Applicable

(r.1)	Code of Ethics of Registrant*

(r.2)	Code of Ethics of Advisor*

(r.3)	Code of Ethics of Subadvisor*

(r.4)	Code of Ethics of Distributor*

____________________

* To be filed by amendment.